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                                                                   Exhibit 10.16

                       RIDER AND SUPPLEMENTARY CONDITIONS

                                       TO

                ARMISTEAD MECHANICAL, INC. PROPOSAL LETTER DATED
           NOVEMBER 13, 2006 TO CONVERTED ORGANICS OF WOODBRIDGE, LLC.

                                       AND

           THE STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
      DATED NOVEMBER 30, 2006 AIA A101/CMA (1992 EDITION) BETWEEN ARMISTEAD
           MECHANICAL, INC. AND CONVERTED ORGANICS OF WOODBRIDGE, LLC

                                       AND

               GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION
                                  A201/CMA-1992

     AGREEMENT having an effective date of this 10th day of January 2007 between Armistead Mechanical, Inc. whose address is 168 Hopper Avenue, Waldwick, NJ 07483 [hereinafter "Contractor"], and Converted Organics of Woodbridge, LLC, having its principal place of business at 99 Madison Avenue, Fanwood, NJ 07023 [hereinafter "Owner"].

     This Rider and Supplementary Conditions amend, modify and supplement the Armistead Mechanical, Inc. Proposal Letter dated November 13, 2006 to Converted Organics of Woodbridge, LLC [hereinafter "Armistead Proposal"], the Form of Agreement Between Owner and Contractor Armistead Mechanical, Inc. dated November 30, 2006 where the Basis of Payment is a Stipulated Sum, AIA Document A101/CMa (1992 Edition) [hereinafter "Armistead Agreement" or "Agreement"], and the AIA General Conditions of the Contract for Construction A201/CMa-1992.

     Except where indicated, each provision of this Rider and Supplementary Conditions is an addition or modification to the terms of the foregoing Contract Documents and as such the terms of this Rider and Supplementary Conditions supersede any conflicting term(s) in the incorporated Armistead Mechanical, Inc. Proposal Letter dated November 13, 2006 to Mr. Jack Walsdorf, Chief


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Operating Officer, Converted Organics of Woodbridge; the Standard Form of the
Armistead Mechanical, Inc. Agreement AIA A101/CMa-1992; and the General Conditions of the Contract for Construction. The terms and conditions of this Rider and Supplementary Conditions shall take precedence over the foregoing Contract Documents and any other Contract Documents not specifically described. In the event of a conflict between said Rider and Supplementary Conditions, and any other Contract Documents, the said Rider and Supplementary Conditions shall be controlling. All other Articles and provisions of the Armistead Proposal Letter, of the AIA 101/CMa 1992 Agreement and General Conditions, not so amended, modified or supplemented by this Rider and Supplementary Conditions shall remain in full force and effect.

     This Rider and Supplementary Conditions shall be alternatively referred to herein as "Rider." The Armistead Proposal, the AIA A101/CMa-1992 Armistead Agreement, General Conditions and Rider shall be referred to from time to time collectively as "Agreement." All references in the foregoing Contract Documents to a contract or agreement shall be deemed references to the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained in the AIA A101/CMa-1992 Agreement, the Armistead Proposal Letter of November 13, 2006 and this Rider and Supplementary Conditions and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereto agree as follows in this Rider and Supplementary Conditions to the AIA A101/CMa-1992 Agreement:

                                      *****


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     The following supplements and modifies the Armistead Proposal Letter to
Converted Organics of Woodbridge, LLC dated November 13, 2006, a copy of which is attached and incorporated as if fully set forth herein ["Armistead Proposal Letter" or "Proposal"]. Where a portion of the Armistead Proposal Letter is modified or deleted by this Rider and Supplementary Conditions, the unaltered portions of the Proposal shall remain in effect. In the event of a conflict between said Proposal and any other Contract Documents, with the exception of the Rider and Supplementary Conditions, the Armistead Proposal shall be controlling.

2.0  Scope of Work

     2.1  Equipment

          2.1.1 - Delete the following text:

               "...the attached project estimate dated 9/22/06."

          2.1.1 - Add the underlined test such that this article is restated as follows:

               "Receive rig in place and install all equipment as listed in the balance of this letter."

          2.1.2 - Delete the following text:

               "Functionality."

          2.1.2 - Add the underlined text such that this article is restated as follows:

               "Design of the equipment will be by others and functionality will be only as guaranteed by the equipment manufacturer as specified. Functionality of the equipment with the process scope is to be confirmed, and commissioned by others."

     2.2  Process Work

          2.2.12 - Add the underlined text such that this article is restated as follows:

               "Provide and install Ductwork for the Process Vapor collection System resized for lesser capacity, (10500 CFM) Rigging and installation of sodium Hypochlorite Feed Pump and Storage Tank (TK840) (G17) and Scrubber OC850, OC824 and OC852B.


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     2.5  Mechanical Equipment (Furnish and Install)

          2.5.12 - Add the following text to the end of this article:

               "Design and working drawings provided by others, the piping shall be furnished and installed by Armistead Mechanical, Inc. pursuant to the approved design specifications prepared by the design consultant".

          2.5.13 - Delete the following text:

               "and commissioning."

          2.5.14 - Add the underlined text such that this article is restated as follows:

               "Startup of mechanical/process utility systems will be provided under this contract. This includes the boiler systems, compressed air system, and cooling tower. Commissioning of the mechanical/process utility systems will be by others and not by Armistead Mechanical, Inc.

     3.0  Items Provided by Others

          3.10 All rock removal, contaminated soil removal and removal of unforeseen obstructions is excluded. Select backfill is excluded.

          3.11 Structural Steel.

          3.12 Roof Work which includes roof penetrations for the boiler stack odor control system, vapor control systems and miscellaneous vent penetrations associated with these systems. The roof will be installed and the warranty will be held with the building Landlord. Therefore this work will be coordinated through and with the Landlord representative.

          3.13 Engineering and Design of mechanical and controls required for permit, construction and clarification for coordination.

          3.14 Contractor not responsible for design and coordination of work for functionality of the licensed process and contractor takes no responsibility for process design or commissioning of process equipment and related appurtenances.


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          3.14 Contractor not responsible for design and coordination of work for functionality of the licensed process and contractor takes no responsibility for process design or commissioning of process equipment and related appurtenances.

4.0  Clarifications and Exclusions

          4.1.10 Any work in areas containing asbestos or any hazardous materials is excluded.

          4.1.11 Proposal is based on today's copper and steel market prices. Any substantial increase above current market rates will be addressed prior to acceptance of the proposal.

          4.1.12 Armistead Mechanical, Inc. will not guarantee the functionality of the licensed process, and takes no responsibility for process design.

          4.1.13 All subcontracted work shall be taxed on insurance and not taxed on labor.

          4.1.14 All process equipment shall not be taxed provided Owner supplies a Tax Exempt Certificate.

          4.1.15 All rock removal, contaminated soil removal and removal of unforeseen obstructions is excluded. Select backfill is excluded.

5.0  Compensation

          Costs Completed Open Book:

          Allowances (2.7) - should refer to "(2.6)" instead of (2.7):

          As to Liquidated Damages:

          Add the following underlined text such that this article reads as follows and is consistent with the AIA Standard Form of Agreement between Owner and Contractor:

          "A schedule penalty of $1000 per day shall apply for every unexcused day the contract time is exceeded. This penalty shall be limited to $100,000. The project contingency of $100,000 stated in the Contractor's proposal dated November 13, 2006 shall be used to fund this penalty. Any contingency from the $100,000 contingency fund remaining at the end of the project shall revert to Owner. The Owner's Construction Manager shall issue a change order on the Owner's behalf to deduct any remaining portion of the $100,000 contingency from the contractor's contract value."

                                     *******


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SECTION B - AS TO THE STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
            AIA DOCUMENT A101/CMA -1992 CONSTRUCTION MANAGER- ADVISER EDITION BETWEEN ARMISTEAD MECHANICAL, INC. AND CONVERTED ORGANICS OF WOODBRIDGE, LLC.

     The following supplements in this Section B modify the November 30, 2006 Armistead Mechanical, Inc. and Converted Organics of Woodbridge, LLC Standard Form of Agreement between Owner and Contractor AIA Document AlOl/CMa-1992 Construction Manager - Adviser Edition, a copy of which is attached and incorporated as if fully set forth herein ["Armistead AIA Agreement,"] where a portion of the Armistead AIA Agreement is modified or deleted by this Rider and Supplementary Conditions, the unaltered portions of the Armistead AIA Agreement shall remain in effect.

AS TO THE "ARCHITECT" DESIGNATED AS WESTON SOLUTIONS, INC. ON PAGE 1:

     The Standard Form of Agreement between Owner and Contractor A101/CMa-1992 designates the Architect to be Weston Solutions, Inc. The Construction Partnership, Inc. [hereinafter "TCPI"], has been engaged to serve in several capacities: Construction Manager, Facility Design Engineer; and General Construction Trade Contractor. Weston Solutions, Inc. [hereinafter "Weston"], has also been denominated as the Process Design Engineer. Under the AIA Contract Documents both TCPI and Weston have a responsibility to serve as the "Architect" for the design and construction phases of the Project in their separate but related capacities. To date, Armistead has not been furnished with a copy of the AIA B141/CMa-1992 Standard Form of Agreement Between Owner and Architect, between Weston and the Owner. The Construction Phase responsibilities to be performed by the "Architect" as that term is used in the Armistead Mechanical, Inc. contract document, will be shared in a yet to be specified and defined manner between TCPI as the Design Consultant responsible for "Facility Engineering" and Weston as the Design Consultant responsible for Process Engineering. Armistead shall not be responsible for


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coordinating or managing the division of design responsibilities or construction phase design oversight and supervision. Delays and additional costs which Armistead Mechanical, Inc. may encounter due to design and construction phase coordination of design, inspection, oversight, management and other duties and services assigned to the "Architect" by the AIA Contract Documents not being timely or adequately performed by the "Architect" shall warrant and entitle Armistead Mechanical, Inc., if reasonable and appropriate, to an extension of time and additional compensation to be confirmed by Change Order. The Owner warrants and undertakes to engage the services of Weston by means of entering into a formal AIA B141/CMa-1992 Standard Form of Agreement Between Owner and Architect which shall be modified to reconcile and coordinate the Project Architect's responsibilities as contemplated and provided for in the Armistead Mechanical, Inc. Contract Documents.

Article 1 - THE CONTRACT DOCUMENTS

     ORDER OF PRECEDENCE.

     The Order of Precedence of the Contract Documents is:

          1. The agreed upon modifications, if any, to the AIA A101 /CMA-1992 Agreement issued after the execution of the AIA A101/CMa Agreement and this Rider;

          2.   This executed Rider and Supplementary Conditions;

          3. Written Armistead Mechanical, Inc. Proposal Letter dated November 13, 2006, incorporated into the AIA A101/CMa-1992 Agreement and this Rider, a copy of which is referred to as Attachment A in the AIA A101/CMa-1992 Agreement (copy attached);

          4. The executed Standard Form of AIA A101/CMa-1992 Agreement (copy attached);

          5. AIA Document A201/CMa - 1992 General Conditions of the Contract for Construction


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          6.   Specifications List (As prepared by Weston Solutions, Inc.)
               incorporated into the AIA A101/CMa-1992 Agreement as Attachment
               B,

          7. Drawings and specifications incorporated into the AIA A101/CMa-1992 Agreement as Attachment C.

Article 3 - DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     Article 3.1 is silent as to the date of commencement. The execution of this Rider and the Agreement is contingent on: the Owner securing construction financing; the Owner issuing a Notice to Proceed within a reasonable time from the execution by the Contractor of this Rider and the Agreement; and the issuance by the Owner or its representative of an updated Project Schedule whose terms, detail, logic, and duration are feasible, reasonable and consistent with the last schedule published for the Converted Organics Project dated October 17, 2006, attached hereto and incorporated herein.

     Article 3.2 Revise the first sentence of the passage with respect to "schedule penalty" to Include the underlined text which shall provide as follows:

     "A schedule penalty of $1000 per day shall apply for every unexcused day the contract time is exceeded by the Contractors. The Contractor shall be entitled to receive extensions of time for excusable delay which shall be declared, reported and confirmed in writing to the Owner and Contractors by the Construction Manager each month. This penalty shall be limited to $100,000. The project contingency stated in the Contractor's proposal dated November 13, 2006 shall be used to fund this penalty. Any contingency remaining at the end of the project shall revert to the Owner. The Owner's Construction Manager shall issue a change order on the owner's behalf to deduct any remaining contingency from the contractor's contract value."

Article 4 - CONTRACT SUM

     Article 4.3 Unit Prices, refers to Attachment A which is the Armistead Proposal Letter dated November 13, 2006. That letter does not set forth unit prices. After the Owner satisfies the contingencies and at the time the Notice to Proceed is issued to Armistead Mechanical, Inc. to commence work, the Contractor shall submit its Unit Prices, if necessary and requested by the Owner.

Article 7 - MISCELLANEOUS PROVISIONS

     Article 7.2 Payments Past Due as that term is defined by the Contract, shall bear interest at the rate of 1.5% per month which rate was approved for TCPI.


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     Article 7.4 Other Provisions. The Execution of the Rider and Agreement
     between Owner and Contractor is also subject to and contingent on the Owner securing Construction financing and in particular a letter from the Bank of New York confirming financing of this project in the amount of a minimum of $17,500,000 including $700,000 in contingency funds.

Article 9 - ENUMERATION OF CONTRACT DOCUMENTS

     Article 9.1.4 As to Attachment "B", Section 15180, Piping Insulation. This section of work for Piping insulation was never provided to Contractor nor was this work ever specified in any other manner for the Contractor to quote. Contractor's November 13, 2006 Proposal Letter at Section 4.0 Clarifications and Exclusions, 4.1 Mechanical Exclusions, Section 4.1.2 specified "insulation of piping and equipment" to be excluded. Therefore, the reference Under Attachment B of the Specification List should be deemed removed and this work not included within the scope of Contractor's Work. The Contractor will submit a quotation and proposal for change order to the Owner to include this work in its Contract at such time as the design and approvals have been obtained and the specification furnished to the Contractor.

     Article 9.1.5 As to Attachment "B". Section 15050 Piping Material Classification Index where Process Piping is Specified as "CPVC," substitute schedule "40 PVC" piping for "CPVC" piping. This change is based on Construction and Owner Representative, John Tucker, to agreement during proposal plans.

     Article 9.1.6 Drawings. The Contract references Attachment "B" which should be changed to refer to Attachment "C" which was attached to and incorporated into the November 30, 2006 AIA A101/CMa-1992 Owner Contractor Agreement.

                                   * * * * * *


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SECTION C - AS TO THE AIA DOCUMENT A201/CMA-1992 GENERAL CONDITIONS OF THE
            CONTRACT FOR CONSTRUCTION WHERE THE CONSTRUCTION MANAGER IS NOT A CONSTRUCTOR

     The following supplements in this Section C modify the General Conditions of the Contract for Construction which is incorporated by reference into the Armistead Mechanical, Inc. and Converted Organics of Woodbridge, LLC Standard Form of Agreement between Owner and Contractor, AIA Document A101/CMa-1992 referred to more particularly herein above in Section B of this Rider and Supplementary Conditions. Where a portion of the General Conditions is modified or deleted by this Rider and Supplementary Conditions the unaltered portions of the General Conditions shall remain in effect.

Article 1 - GENERAL PROVISIONS

     Add the following sentence to the end of Section 1.1.1:

     The Contract Documents executed in accordance with Section 1.5.1 shall prevail in case of an inconsistency with subsequent versions made through manipulatable electronic operations involving computers.

     Add Section 1.2.1.1 to Section 1.2.1:

          1.2.1.1 In the event of conflicts or discrepancies among the Contract Documents, interpretations will be based on the following priorities:

          1. Addenda, agreed to and executed by the Contractor, with those of later date having precedence over those of earlier date.

          2.   Rider and the Supplementary Conditions.

          3.   The Agreement.

          4.   The General Conditions of the Contract for Construction.

          5.   The Specifications.

          6.   Drawings.


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     In the case of conflicts or discrepancies between Drawings and the
     Specifications or within either Document not clarified by Addendum, the Architect will determine which takes precedence in accordance with Section 4.2.11.

Article 2 - OWNER

     2.2.5 The Contractor will be furnished, free of charge, 3 copies of Drawings and Project Manuals. Additional sets will be furnished at the cost of reproduction, postage and handling.

     Add Section 2.2.6 to Section 2.2:

     2.2.6 The Owner will procure and bear costs of structural tests and special inspections as required by the applicable building code.

Article 3 - CONTRACTOR

     3.5 Warranty

     If Substantial Completion of Contractor's Work is delayed, by anyone other than Contractor, beyond the date of Substantial Completion indicated in the Contract Documents, Owner shall request from the Contractor in writing an extension of the warranty beyond the Contract date for Substantial Completion. In the event that Contractor is required to purchase an extended warranty from the manufacturer of material or equipment, Owner shall pay Contractor for the cost of the extended warranty.

     Add the following sentence to the end of Section 3.5.1:

     In the event that the Design Professional specifies proprietary material or equipment, this warranty shall be limited to the warranty available from the manufacturer.

     Add the following sentence, as Section 3.5.2:

     In the event that a particular item of equipment provided by the Contractor is placed in continuous operation prior to the date of Substantial Completion indicated in the Contract Documents, the warranty and correction period for that item shall become effective on the date that continuous use begins.

     Add the following sentence as Section 3.5.3:

     The Contractor's warranty and any call-back obligations exclude liability for any direct, indirect or consequential damages incurred by the Design Professional or


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     Owner in the event that the Contractor is not able to correct its Work as a result of inclement weather, acts of God or any other cause beyond the Contractor's control.

     Add the following two sentences to Section 3.7.1:

     The Owner shall pay fees for public or private water, gas, electrical, and other utility extensions at the site. The Contractor shall secure and arrange for all necessary utility connections.

     3.8.2.2 Delete the semicolon at the end of Section 3.8.2.2 and add the following:

     except that if installation is included as part of an allowance in Divisions 1-16 of the Specifications, the installation and labor cost for greater or lesser quantities of Work shall be determined in accordance with
     Section 7.3.6;

     Since the quantity allowance is an assumed amount of Work in the Contract Sum and the unit price is the amount proposed by the Contractor to perform a greater or lesser increment of Work, the fair overhead and profit percentage for greater quantities is usually different from the percentage for lesser quantities of Work, which would result in a credit to the Contract Sum. If such conditions exist on a Project, Section 3.8.2.2 may be modified accordingly.

     3.10.1 A detailed description of the Contractor's construction and submittal schedules (CPM, bar graph or other), the process by which they are to be prepared and updated, and the extent of information required should be specified in the General Requirements (Division 1 of the Specifications).

     Add the following Section 3.10.1.1 to Section 3.10.1:

     3.10.1.1 The Owner may authorize construction activities to commence prior to completion of the Drawings and Specifications. If the Drawings and Specifications require further development beyond that duration specified in the original Progress Schedule dated October 17, 2006, copy attached for the design and activity, the Contractor shall: (1) allow time in the schedule for further development of the Drawings and Specifications by the Architect, including time for review by the Owner and Contractor and for the Contractor's coordination of Subcontractors' Work; and (2) furnish to the Owner in a timely manner information regarding anticipated market conditions and construction cost; availability of labor, materials and equipment; and proposed methods, sequences and time schedules for construction of the Work. Extension of time required for further development of the drawings and specification shall entitle the Contractor to an extension of time and additional compensation by change order if the delays are on the critical path..

     Article 3.18 Indemnification

     Add the following text to Section 3.18.2


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     The indemnification obligation shall be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor under the New Jersey notwithstanding anything to the contrary Workers' Compensation act.

     Add the following text as new Section 3.18.4:

     Notwithstanding anything contained within the Contract Documents, Contractor shall not indemnify the Owner or Design Professional for injury or damages arising out of (1) preparing, approving or failing to prepare or approve maps, shop drawings, opinions, the preparation or approval of, or the failure to prepare or approve, maps, shop drawings, opinions, reports, surveys, field orders, change orders, or drawings and specifications; or
     (2) giving directions or instructions, or failing to give them, if that is the primary cause of the injury or damage.

Article 4 - ADMINISTRATION OF THE CONTRACT

     Article 4.7 Claims and Disputes

     Add the following text as a new Section 4.7.11 in Article 4.7:

     Owner shall be entitled to recover from Contractor as liquidated damages the sum of one thousand dollars ($1000) per day for each day Substantial Completion is delayed after the final adjusted Completion date. Damages may only be awarded under this provision if such delays are solely and proximately caused by the actions or inactions of Contractor, its subcontractors, agents or employees which action or inaction results in a critical path delay upon the Project final completion date or a failure of the Contractor's work on the Project to progress in a reasonable and orderly manner resulting in a critical path delay. Payment of liquidated damages, if any, shall be in lieu of and replacement of any other damages, of any type or nature, that Owner might claim, either directly, indirectly or consequentially from the failure of Contractor to complete its work on the Project on or before the agreed contractual completion date.

     Add the following as Article 4.9:

     In consideration for the Owner's agreement to arbitrate, then, should the Owner choose to consolidate an arbitration between the Owner and the Design Professional with an arbitration between the Owner and the Contractor, the Design Professional agrees to consolidate its arbitration with the Owner with any arbitration between the Owner and the Contractor if that arbitration arises out of or relates to the Design Professional's acts or omissions in relation to the Project or an alleged breach of the Agreement.

     No party shall be required to submit to arbitration, by way of consolidation, joinder or otherwise, with any third person not a party to this Agreement except where (1) another party to this Agreement has agreed to arbitration with such third person; (2) arbitrable disputes exist between two or more parties to this Agreement and between a party to this


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     Agreement and said third person; (3) all disputes to be consolidated involve common issues of fact such that failure to consolidate would create a substantial risk of inconsistent results.

     Add the following as Section 4.9.5:

     At either party's option, third parties may be joined in any of the dispute resolution processes listed above, by consolidation, joinder, or otherwise, who are subject to a valid alternative dispute resolution agreement with the party seeking joinder of such third-party.

Article 5 - SUBCONTRACTORS

Article 6 - CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

     6.1.3 If separate contracts are to be awarded, or if the Owners forces are to perform construction or operations related to the Project, Section 6.1.3 of the General Conditions requires that the Owner coordinate this construction with the Work of the Contractor. The details of this coordination should be set forth in the General Requirements of the Specifications, including the enumeration of those portions of the Work to be provided under this Article, and identification of separate contractors when known.

Articie 7 - CHANGES IN THE WORK.

     Add this following Section 7.3.6.6 to Section 7.3

     Items to be considered as part of cost as opposed to overhead, include costs for preparing Shop Drawings, reserves for future service liability, engineering and estimating costs, added costs for bonds and insurance, and travel and transportation expenses.

     Add the following Section 7.1.4 to Section 7.1:

     7.1.4 The combined overhead and profit included in the total cost to the Owner of a change in the Work shall be based on the following schedule:

          1. The Contractor, for Work performed by the Contractor's own Forces, 15% profit.

          2.   For the Contractor, for Work performed by the Contractor's


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               Subcontractors, 10% of the amount due the Subcontractors.

          3. For each Subcontractor involved, for Work performed by that Subcontractor's own forces, 15% of the cost.

          4. For each Subcontractor involved, for Work performed by the Subcontractor's Sub-subcontractors, 10% of the amount due the Sub-subcontractor.

          5. Cost to which overhead and profit is to be applied shall be determined is accordance with Section 7.3.6.

Article 8 - TIME

Article 9 - PAYMENTS AND COMPLETION


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     Add the following Section 9.8.4 to Section 9.8:

     Upon such acceptance and consent of surety, if any, the Owner shall make payment sufficient to increase the total payments to 100% of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work and unsettled claims.

Article 10 - PROTECTION OF PERSONS AND PROPERTY

     Article 10.1 Safety Precaution and Programs

     Add the following passage as new Section 10.1.1.1 to 10.1:1.:

     10.1.1.1 Environmental Terms Defined:

     "Contaminants" shall include, without limitation, any toxic substance, hazardous substance, hazardous waste, pollution, pollutant or contaminant, as defined or referred to in the New Jersey Environmental Rights Act, N.J.S.A. 2A:35A-1, et seq.; the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11, et seq.; the New Jersey Air Pollution Control Act, N.J.S.A. 26:2C-1, et seq.; the New Jersey Water Pollution Control
     Act, N.J.S.A. 58:10A-1, et seq.; the New Jersey Brownfield and
     Contaminated Site Remediation Act, N.J.S.A. 58:10B-1, et seq.; the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:1K-6, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601, et seq.; and the Water Pollution and Control Act, 33 U.S.C. Section 1251, et seq., together with any amendments thereto, regulations promulgated thereunder and all successor legislation and regulations thereof, as well as words of similar purport or meaning referred to in any other federal, state, county or municipal statute, ordinance, rule or regulation, or which may arise under common law of New Jersey.

     "Environmental Activities" means all activities, performed or to be performed by the Owner, Contractor, third parties, unrelated parties, or governmental agencies related to the investigation, cleanup, or remediation of Contaminants, or to activities required to meet general compliance with Environmental Laws, and including but not limited to "stop-work" or such similar orders.

     "Environmental Laws" means each and every federal, state, county and municipal statute, ordinance, rule, regulation, order, directive or requirement, now existing or hereafter enacted or promulgated, together with all amending and successor statutes, ordinances, rules, regulations, orders, directives or requirements, of any governmental authority, or by common law, in any way related to Contaminants.


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     10.1.1.2 The term "Project Area" means the project site and premises leased by the Owner, including that Property which is contingent, adjacent, or remote to the project site on which the construction and services required by the Contract Documents Discussions shall be performed by the Contractor, or any other constructor representative, or agent of the Owner at any tier.

     10.1.1.3 Owner has represented to Contractor that the Project Area lies within a larger parcel or parcels of land ("Overall Property") whereon Contaminants are or were present. Further, Owner has represented to
     Contractor: i) that Environmental Activities are being conducted pursuant to Environmental Laws at the Overall Property; that the Project Area is believed to be free of any Contaminants; and iii) that the Project Area is not currently the subject of, or is currently affected by, any Environmental Activities. By entering into this agreement, Owner warrants to Contractor that, to the best of its information and belief, the Project Area is free of any Contaminates, Asbestos Containing Materials ("ACM"), Lead Containing Paint ("LCP"), and/or other substances or materials which are know to adversely affect human health or the environment in concentrations which require remediation, abatement and/or particular worker safety protocol, and that the Project Area is in a condition ready for the Work/installation to progress.

     10.1.1.4 No payment or damages, liquidated or otherwise, or compensation of any kind whatsoever, shall be made by or required of Contractor because of hindrance or delay in the start or prosecution of the Work if such hindrance or delay is caused by, arises from or is related to the presence or suspected presence of Contaminants at the Project Area and/or the Overall Property; to any Environmental Activities taking place at, or to take place at, the Project Area or Overall Property, or to any Environmental Law enforcement or compliance activities at or affecting the Project Area, whether or not such conditions or activities are know by or under the control of Owner. In addition to any other reasons which may excuse Contractor from performance of the Work in accordance with the completion deadlines or time-tables set forth in the relevant sections of this Agreement.

     10.1.1.5 It is further agreed that Contractor shall have no duty or responsibility whatsoever to investigate conditions at the Project Area or Overall Property related to Contaminants, and/or to participate in any way regarding Environmental Activities at the Project Area and/or the Overall Property. In the case that Contractor is required to participate in any such activities, Owner will immediately reimburse to Contractor all time, labor and material costs incurred by Contractor in carrying out such activities. In the case that any equipment must be moved, relocated or disassembled/re-assembled, to accommodate any Environmental Activities, then such work shall be treated as change orders and charged accordingly.

     10.1.1.6 It is further agreed that should there be any delay and additional cost incurred due to the delay in starting or prosecuting the Work that is caused by, arises from or is related to Environmental Activities, then any relevant completion deadlines or performance time tables set forth elsewhere in this agreement shall be extended by the length of delay so caused and additional cost incurred shall be equitably adjusted and reimbursed by way of change order.

     10.1.1.7 In the case that any hindrance or delay in starting or prosecuting the Work does occur, and such hindrance or delay prevents the Work from resuming in earnest within 7 days thereafter, then Contractor may, at its option, cease work at the Project and will not be obligated to resume the Work until within 14 days after the Contractor receives notice from the Owner and the entity carrying out the interfering or hindering activity, if any there is, that the interfering event has ended and Work may safely and legally may resume. Notwithstanding the foregoing, if any hindrance or interference prevents the Work from being initiated or prosecuted for a period of time longer that sixty calendar days, then this agreement may be terminated by either party, and the termination provisions of this contract will apply.

     10.1.1.8 If the introduction onto the Project of Contaminants was not caused by the Contractor or any of its subcontractors or suppliers of any tier, or any person or entity under the control of the Contractor or any of its subcontractors or suppliers of any tier, the Owner shall indemnify and hold harmless the Contractor and any of its subcontractors or suppliers of any tier and any person or entity under the control of the Contractor and any of its subcontractors or suppliers of any tier from and against any and all direct claims, damages, losses, costs and expenses, including but not limited to consultants' fees and attorneys' fees, costs and expenses arising out of or relating to the performance of the Work in any area affected by Contaminants.

Article 11 - INSURANCE AND BONDS

     Add the following passage to section 11.1.2:

     No insurance was specified in the Contract documents as contemplated by this Section. Attachment "A" to the Standard Form of Agreement Between Owner and Construction Manager AIA Document B801/CMa Contract between TCPI and Converted Organics of Woodbridge, LLC, captioned "Limits on Insurance: lists four categories of Insurance: Workers Compensation; Commercial General Liability; Comprehensive Automobile Liability; and Umbrella Liability. Contractor shall provide insurance coverage as specified in TCPI "Attached A," restated below:

     Limits on Insurance

          a.   Workers Compensation
               Employers Liability
               $500,000 Each Accident
               $500,000 Disease Each Employee
               $500,000 Disease Aggregate

          b.   Commercial General Liability
               Bodily Injury Property Damage Combined
               $1,000,000 Any One Occurrence

               $1,000,000 Any One Person or Organization
               $2,000,000 Products/Completed Operations Aggregate
               $2,000,000 General Aggregate
               $5,000,000 Medical Expense

          c.   Comprehensive Automobile Liability
               Bodily Injury and Property Damage Combined
               $ 1,000,000 each accident

          d.   Umbrella Liability
               Bodily Injury and Property Damage Combined
               $5,000,000 Products/Completed Operations Aggregate
               $5,000,000 General Aggregate
               $5,000,000 Any One Occurrence

     Add the following terms to Section 11.2.1:

     Builder Risk Coverage shall be supplied by the Owner for the project and proof of insurance and a copy of the Policy of Insurance shall be furnished to the Contractor.

     The Builders Risk Policy shall include coverage by endorsement or otherwise for "ordinance" or "law" Coverage.

Article 12 - UNCOVERING AND CORRECTION OF WORK

Article 13 - MISCELLANEOUS PROVISIONS

     Add new Article 13.5.7 to Article 13.5 Tests and Inspection:

     Article 13.5.7 Design Professional shall assign properly qualified professionals in the appropriate discipline to review submittals. Design Professional shall review and approve all submittals in a timely manner, but in no event more than twenty (20) days after submittal to Design Professional for conformance with the design concept of the Project, for compliance with the information given in the Contract Documents, for compatibility with adjacent and contiguous Work, systems, and services and with limitations of space, weight, and services. Submittals that are not approved by Design Professional are to be brought to the attention of the Owner concurrent with notification to the Contractor. If Design Professional approves submittals that Contractor has identified as a deviation from the Contract Documents, Design Professional shall notify the Owner in writing.

Article 14 - TERMINATION OR SUSPENSION OF THE CONTRACT

     Add the following Sections 14.3.4 and 14.3.5 to Section 14.3:

     14.3.4 Contractor shall, as soon as practical after receiving notice of termination under this Section, submit to Owner its statement of Cost Incurred by Contractor in the Performance of the Work Terminated (as hereinafter defined). Owner shall, within thirty (30) Days after receipt of such statement, pay to Contractor all amounts included thereon. The phrase "Costs Incurred by Contractor in the Performance of the Work Terminated as used herein shall mean the following:

     (a)  Subcontract termination costs;

     (b) Cancellation fees for equipment and materials ordered but not delivered;

     (c) Cost of all materials and equipment ordered which cannot be canceled, less actual proceeds received upon the disposition thereof;

     (d) Restocking fees incurred in returning materials ordered that have been delivered;

     (e)  Field work accomplished;

     (f)  Permit, engineering, bond, and inspection fees;

     (g) Attorneys' fees and expenses incurred in terminating subcontracts and purchase orders;

     (h) Other direct costs incurred by Contractor as a result of the termination;

     (i) Profit on the Work not performed calculated by multiplying the sum of the items listed in subparagraphs (a)-(h) above by 15%; and

     (j) Contractor's fixed overhead costs associated with the Work not performed calculated by multiplying Contractor's fixed overhead costs (a-h) by the fraction having as its numerator the value of this contract and as its denominator the value of all contracts then being performed by the Contractor.

     14.3.5 Contractor shall be entitled to receive reasonable profit for that portion of the work terminated by the Owner in accordance with the terms of this Article. Notwithstanding anything in the Contract documents to the contrary, the Contractor shall be entitled to recover from Owner reasonable profit and overhead on Work not executed if either Owner or Contractor terminate the Project for convenience.

This Rider and Supplementary Conditions is entered into as of the day and year first written above and is executed in a least four original copies of which one is to be delivered to the Contractor, one each to the Construction Manager and Architect for use in the administration of the Contract and Project and the remainder to the Owner.

OWNER                                   CONTRACTOR

CONVERTED ORGANICS OF                   AMRISTEAD MECHANICAL, INC.
WOODBRIDGE, LLC


By: /s/ Edward Gildea                   By: /s/ Kevin Armistead
    ---------------------------------       ------------------------------------
    EDWARD GILDEA, PRES.                    KEVIN ARMISTEAD, SECRETARY/TREASURER
    (Print name and title)                  (Print name and title)
Date 11/12/07                           Date 1/11/07

                              AIA Document A10l/CMa

                           STANDARD FORM OF AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR

                 where the basis of payment is a STIPULATED SUM

                    1992 CONSTRUCTION MANAGER-ADVISER EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS
           ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION,

The 1992 Edition of AIA Document A201/CMa, General Conditions of the Contract for Construction; Construction Manager-Adviser Edition, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

AGREEMENT

made as of the Thirtieth day of November in the year of Two Thousand Six (In words, indicate day, month and year.)

BETWEEN the Owner:
(Name and address)                          Converted Organics of
                                            Woodbridge, LLC 99 Madison
                                            Avenue Fanwood, NJ 07023

and the Contractor:
(Name and address)                          Armistead Mechanical; Inc.
                                            168 Hopper Avenue
                                            Waldwick, NJ 07483

For the following Project:
(Include detailed description of Project,
location, address and scope.)               Converted Organics, Inc.
                                            75 Crows Mill Road
                                            Keasbey, NJ

The Construction Manager is:
(Name and address)                          The Construction Partnership, Inc.
                                            436 Creamery Way, Suite 100
                                            Exton, PA 19341

THE ARCHITECT IS:
(Name and address)                          Weston Solutions, Inc.
                                            1 Wall Street
                                            Manchester, NH 03101

The Owner and Contractor agree as set forth below,

Copyright 1975,1980, (C)1992 by The American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without the written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

(LOGO) AIA D0CUMENT A101/QMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 -
         WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   1

                                    ARTICLE 1
                             THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 9.

                                    ARTICLE 2
                            THE WORK OF THIS CONTRACT

The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows: _____________________________

________________________________________________________________________________

________________________________________________________________________________

                                    ARTICLE 3
                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

3.1 The date of commencement is the date from which the Contract Time of Paragraph 3.2 is measured, and shall be the date of this Agreement, as first written above, unless a different date is stated below of provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

     DATE OF COMMENCEMENT IS XXXX

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner, through the Construction Manager, in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

3.2 The Contractor shall achieve Substantial Completion of the entire Work not later than 425

(Insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

A schedule penalty of $1000 per day shall apply for every day the contract time is exceeded. This penalty shall be limited to $100,000. The project contingency stated in the Contractor's proposal dated November 13, 2006 shall be used to fund this penalty. Any contingency remaining at the end of the project shall revert to the Owner. The Owner's Construction Manager shall issue a change order on the Owner's behalf to deduct any remaining contingency from the contractor's contract value.

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   2

                                    ARTICLE 4
                                  CONTRACT SUM

4.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum of Four Million Sixty Thousand Seven Hundred Fifty Six Dollars ($4,060,756), subject to additions and deductions as provided in the Contract Documents.

4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

4.3 Unit prices, if any, are as follows:

     See Attachment "A"

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.

                                                               A101/CMA-1992   3

                                    ARTICLE 5
                                PROGRESS PAYMENTS

5.1 Based upon Applications for Payment submitted by the Contractor to the Construction Manager, and upon Project Applications and Certificates for Payment issued by the Construction Manager and Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

5.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

5.3 Provided an Application for Payment is submitted to the Construction Manager not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the following month. If an Application for Payment is received by the Construction Manager after the application date fixed above, payment shall be made by the Owner not later than 30 days after the Construction Manager receives the Application for Payment.

5.4 Each Application for Payment shall be based upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Contract Sum among the various portions of the Work and be prepared in such form and supported by such data to substantiate its accuracy as the Construction Manager or Architect may require. This schedule, unless objected to by the Construction Manager or Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

5.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

5.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

5.6.1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Contract Sum allocated to that portion of the Work in the Schedule of Values, less retainage of ten percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions;

5.6.2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of ten percent (10%);

5.6.3 Subtract the aggregate of previous payments made by the Owner; and

5.6.4 Subtract amounts, if any, for which the Construction Manager or Architect has withheld or nullified a Certificate for Payment as provided in Paragraph
9.5 of the General Conditions.

5.7 The progress payment amount determined in accordance with Paragraph 5.6 shall be further modified under the following circumstances:

5.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to _______________ percent (____%) of the Contract Sum, less such amounts as the Construction Manager recommends and the Architect determines for incomplete Work and unsettled claims; and

5.7.2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

5.8 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work; to reduce or limit the retainage resulting from the percentages inserted in Subparagraphs 5.6.1 and 5.6.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   4

                                    ARTICLE 6
                                  FINAL PAYMENT

Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct nonconforming Work as provided in Subparagraph 12.2.2 of the General Conditions and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Project Certificate for Payment has been issued by the Construction Manager and Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the final Project Certificate for Payment, or as follows:

                                    ARTICLE 7
                            MISCELLANEOUS PROVISIONS

7.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

7.3 Temporary facilities and services:

(Here insert temporary facilities and services which are different from or in addition to those included elsewhere in the Contract Documents.)

7.4 Other Provisions:

(Here list any special provisions affecting the Contract.)

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   5

                                    ARTICLE 8
                            TERMINATION OR SUSPENSION

8.1 The Contract may be terminated by the Owner or the Contractor as provided in
Article 14 of the General Conditions.

8.2 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions.

                                    ARTICLE 9
                        ENUMERATION OF CONTRACT DOCUMENTS

9.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

9.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A101/CMa, 1992 Construction Manager-Adviser Edition.

9.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201/CMa, 1992 Construction Manager-Adviser Edition.

9.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated ______________________________, and are as follows:

DOCUMENT   TITLE   PAGES
--------   -----   -----


9.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 9.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION   TITLE   PAGES
-------   -----   -----


          See Attachment "B"

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   6

9.1.5 The Drawings are as follows, and are dated _______ unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

NUMBER   TITLE   DATE
------   -----   ----


See Attachment "B"

9.1.6 The Addenda, if any, are as follows:

NUMBER   DATE   PAGES
------   ----   -----


Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 9.

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   7

9.1.7 Other documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

     Contractor's Proposal 5A, dated November 13, 2006.

This Agreement is entered into as of the day and year first written above and is executed in at least four original copies of which one is to be delivered to the Contractor, one each to the Construction Manager and Architect for use in the administration of the Contract, and the remainder to the Owner.

OWNER                                   CONTRACTOR


/s/ EDWARD GILDEA                       /s/ KEVIN ARMISTEAD
-------------------------------------   ----------------------------------------
(Signature)                             (Signature)

EDWARD GILDEA, PRES.                    KEVIN ARMISTEAD, SECRETARY/TREASURER
(Printed name and title)                (Printed name and title)

(AIA LOGO)   CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS
             CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT
             BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED. SEE
             INSTRUCTION SHEET FOR LIMITED LICENSE FOR REPRODUCTION OF THIS
             DOCUMENT.

AIA DOCUMENT A101/CMA - OWNER-CONTRACTOR AGREEMENT, CONSTRUCTION MANAGER-ADVISER EDITION - AIA(R) - (C)1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006-5292 - WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND WILL SUBJECT THE VIOLATOR TO LEGAL PROSECUTION.


                                                               A101/CMA-1992   8

                            ATTACHMENT "A"

ALLOWANCES

Allowance values shall be as stated in the Contractor's Proposal dated November 13, 2006. These amounts are estimated. At such time as the designs for these allowances are completed, the Contractor shall submit lump sum quotations for same. The Owner's Construction Manager shall issue a change order on behalf of the Owner for any difference in the actual cost as compared to the allowance.

                                 ATTACHMENT "B"

SPECIFICATION LIST (AS PREPARED BY WESTON SOLUTIONS, INC.)

Title                                                    Revision
-----                                                    --------
11076 Compressed Air System                                  B
11450 Evaporator System (For Evaporative Chiller Only)       B
15050 Piping Material Classification Index                   B
15060 Piping Installation                                    B
15180 Piping Insulation                                      B
15710 Boiler
15750 Cooling Tower Water Treatment

                                 ATTACHMENT "C"

DRAWING LIST (AS PREPARED BY CONVERTED ORGANICS)

G-l  Solid Waste Receiving
G-2  Not Included
G-3  Macerator and Y Tank
G-4  Digesters
G-5  Digesters
G-6  Not Included
G-7  Primary Screen and Press Feed Tank
G-8  Rotary Press
G-9  Clarifier and Cooling Tower
G-10 Filtrate and Filtrate Catch Tank
G-11 Evaporator System
G-12 Dryer System
G-13 Not Included
G-14 Pelletizer and Bagger
G-15 Hot Water Recovery System
G-16 Wastewater Treatment
G-17 Process Vapor Collection (Provided for reference only See Allowance
     Description in Contractor's Proposal, Item 2.6.3)
G-18 Process Odor Control System
G-19 Boiler System
G-20 Compressed Air System

ARMISTEAD MECHANICAL, INC.

MECHANICAL CONTRACTORS & ENGINEERS          "Four Generations Of Family Service"
168 HOPPER AVENUE, WALDWICK, NJ 07483   324 NORTH PLANK ROAD, NEWBURGH, NY 12550
(201) 447-6740 Fax: (201) 447-6744            (845) 566-0770 Fax: (845) 566-1822
NJ Lic. No. 7130                                               RCNY Lic. No. 730

November 13, 2006

Mr. Jack Walsdorf
Chief Operating Officer
Converted Organics of Woodbridge, LLC
99 Madison Avenue
Fanwood, NJ 07023

Re: Converted Organics Woodbridge Facility
    Armistead Mechanical, Inc. Proposal No.: 2006-172
    Proposal 5A

Dear Mr. Walsdorf:

Armistead Mechanical, Inc. is pleased to provide you with this proposal for construction services:

1.0  PROJECT DESCRIPTION

     Converted Organics is proposing to build an organic waste processing facility with a processing capability of 250 tons per day of organic feedstock into a solid and liquid fertilizer. The Facility is located at 75 Crows Mill Road, adjacent to the Raritan River. A 60,000 square foot building will be constructed by the landlord to house the Converted Organics process. The process equipment, piping and infrastructure work provided under this contract.

2.0  SCOPE OF WORK

     2.1  EQUIPMENT

          2.1.1 Receive, rig in place and install all equipment as listed in the attached project estimate dated 9/22/06.

          2.1.2 Functionality of the equipment will be only as guaranteed by the equipment manufacturer as specified. Functionality of the equipment within the process scope is to be confirmed, and commissioned by others.

     2.2  PROCESS WORK

          2.2.1 Rigging and installation of Macerator Tank (TK312), pump and pulper (MA312) Y-Tank (TK324), Mixer (AG324) and Y-Tank transfer pump (PU322) (G3)

          2.2.2 Digesters will be field erected by others (DI430, 432 & 442), Shearators (SH430, 432 & 442 A-H) and Mixers (AG 430, 432 & 442)
               are to be rigged into place along with the Digester Heating Loop pump (PU422), Digester Recycle pump (PU420), Digester Transfer pump (PU424) and the Slurry Heat Exchanger (HEX430A). Note: Space will be left to accommodate future digesters DI 442 & DI 446. Steel required for brackets is covered within the listed allowance.

          2.2.3 Rigging and field installation of Primary Screen (SC540), Press feed Tank (TK560) and Mixer (AG560), Press feed tank recycle pump (PU546A) and Press feed Pump (PU566A). (G-7)

          2.2.4 Rigging and installation of the Flocculation Tank (TK570A), Mixer (AG570A) Rotary Press (PR574A), Cake Break Conveyor (CS610A), Live Bottom Storage Bin (BI614A), Live Bottom Dryer Metering Bin (BI614B), Polymer Feed Pump (PU572A), Solution Tank (TK576) and solution Make-up System (AG576). (G8)

          2.2.5 Rigging and installation of the Clarifier (TK738) and underflow pump (PU746A) (G9)

          2.2.6 Rigging and installation of Filtrate Tank (TK720), Mixer (AG720), Jet Mix Pump (PU734) and filtrate tank transfer pump (PU732A) (G10)

          2.2.7 Rigging and installation of the Evaporator (EV770) (which is shipped in five pieces), the Defoamant Drum Pump (PU786), Caustic CIP Transfer Pump (PU782), Acid CIP Pump (PU784), Liquid Product Storage Tank (TK774), Mixer (AG774) and Bulk Shipping Pump (PU790). (G11)

          2.2.8 Rigging and installation of Dry Feed Conveyor (CS614A&B), Dryer (DR614) Condensate Return Tank (TK614D) and Return Pump (PU614D), Sluice duct (SD614), Venturi Scrubber (VS614), Spray Tower (ST614), Dryer Exhaust Blower (BL614), Venturi Recirculation Pump (PU614A), Spray Tower Recirculation Pump (PU614B), Spray Tower Heat Exchanger (HEX614), Condensate Tank (TK614) and Condensate Transfer Pump (PU614C) (G12)

          2.2.9 Rigging and installation of Transfer Screw Conveyor (CS634), Pelletizer Bucket Elevator (CS638), Pelletizer (PE640), Pelletizer Cooler (BI642), Crumbler (CR600), Screen Transfer Auger (CS646), Screen Feed Bucket Elevator (CS647), Pellet Screen (SC648), Fines Transfer Auger (CS648), Bagger (BA664), Cyclone
               (C642), and Exhaust Fan (EF642) (G14)

          2.2.10 Rigging and installation of Hot Water Storage Tank (TK802), Jet Mix System (AG802), Jet Mix Pump (PU801B), Hot Water Tank Transfer Pumps (PU802A&B), and Hot Water Hydro pneumatic Tanks (TK806A&B) (G15)

          2.2.11 Furnish, Rigging and installation of Wastewater Cooling Heat Exchanger (HEX820) (Gl6)

          2.2.12 Provide Ductwork for Process Vapor collection System resized for lesser capacity. (10500 CFM) Rigging and installation of Sodium Hypochlorite Feed Pump and Storage Tank (TK840) (G17)

     2.3  PROCESS PIPING

          2.3.1 As per Specification 15050 piping has been allotted for the following Systems:

               2.3.1.1 Hot Condensate-Process from Macerator to HW Transfer
                    Pumps

               2.3.1.2 Sludge Biological

               2.3.1.3 Filtrate-Rotary Press through Clarifier to Evaporator

               2.3.1.4 Warm Condensate Process

               2.3.1.5 Sodium Hypochlorite

               2.3.1.6 Utility Water

     2.4  MECHANICAL PIPING

          2.4.1 As per Specification 15050 piping has been allotted for the following Systems:

               2.4.1.1 High Pressure Steam: 150#

               2.4.1.2 High Pressure Steam Condensate Return

               2.4.1.3 Low Pressure Steam: 15#

               2.4.1.4 Low pressure Condensate Return

               2.4.1.5 Cooling Tower supply and Return

               2.4.1.6 Chilled Water Recirculation

               2.4.1.7 Instrument Air

               2.4.1.8 Natural Gas

          2.4.2 Installation of in line control valves is included with the control valves provided under the allowance.

     2.5  MECHANICAL EQUIPMENT (FURNISH AND INSTALL)

          2.5.1 HP Steam Boiler BL980 and Blow down Tank

          2.5.2 Boiler Feed water Pumps PU 988 & 990

          2.5.3 Deaerator Tank TK-982

          2.5.4 Surge Tank TK-980 and Transfer Pumps PU-984 & 985

          2.5.5 Chemical Feed System CF-980

          2.5.6 Water Softener System WS-980

          2.5.7 Rotary Screw Air Compressor AC-882

          2.5.8 Storage TK-884

          2.5.9 Coalescing and Particulate filters F883 A & B

          2.5.10 Air Dryer System DR-886

          2.5.11 Evaporative Chiller CH-770 (Refurbished Cooling Tower furnished with Evaporator (EV-770)

          2.5.12 Piping will be installed along the floor as per discussions with Converted Organics, and similar to the installation completed in the Vancouver facility.

          2.5.13 Startup and commissioning of mechanical/process utility systems will be provided under this contract. This includes the boiler systems, compressed air system, and cooling tower

                    DELETED ELECTRICAL SECTION

     2.6 ALLOWANCES - ALLOWANCES are to be invoiced on a time and material basis. Armistead Mechanical, Inc. will monitor expenditures, and Converted Organics will be notified in advance, if the allowances are going to be overrun. Overruns in the allowance line items are to be reimbursed to the Armistead Mechanical, Inc.

          2.6.1 Instrumentation - A $250,000 allowance for instrumentation has been included for items above and beyond the instrumentation included with the equipment.

          2.6.2 Dry product monitoring system - A $45,000 allowance has been included in the budget for this equipment.

          2.6.3 Carbon side filters with integral fans - An allowance of $100,000 has been included for the carbon side filters.

          2.6.4 Unit Heaters - An allowance of $25,000 has been included for the unit heaters, and associated piping.

3.0  ITEMS PROVIDED BY OTHERS

     The following items are provided by others:

3.1 The building envelope will be provided by the landlord. The building must be constructed in a manner so that it can maintain the negative pressure required. All penetrations must be sealed properly.

3.2 Zoning permits, air permits, change of use permits and other environmental permits will be provided by others.

3.3 Vendor startup of the process equipment has not been included with their quotations; therefore any vendor startup required will have to be purchased by the owner directly.

3.4  Building demolition is to be completed by the landlord.

3.5 As stated above, the construction trailers to be provided will be turned over to be used as temporary offices for Converted Organics, in order for the building to be turned over.

3.6 The construction of the office area is not included in the price at this time, and therefore, can be handled as a Phase II construction activity. A meeting with the township will have to be held in order to confirm this plan of action.

3.7 It is assumed that the dryer and pelletizer room will not require blow out panels. Therefore, the room is constructed with 2-hour fire rated partitions, and explosion proof electrical fixtures.

3.8 Any work in areas containing asbestos or any hazardous materials is excluded.

3.9 Proposal is based according to today's copper and steel market prices. Any substantial increase above current market rates will be addressed prior to acceptance of the proposal.

4.0  CLARIFICATIONS AND EXCLUSIONS

     4.1  MECHANICAL EXCLUSIONS

          4.1.1 Dedicated Toilet Rooms and associated piping

          4.1.2 Insulation of piping and equipment

          4.1.3 Laboratory Rooms

          4.1.4 Automatic Temperature Controls

          4.1.5 Instrumentation - Armistead will provide flanges for control valves to be provided by others.

          4.1.6 Any HVAC Systems

          4.1.7 Installation and Operation of Process system is based on owner design and a building that maintains negative pressure.

          4.1.8 All refurbished Process equipment will be void of any asbestos

          4.1.9 All power, control and interconnecting wiring

     4.2  INSURANCE EXCLUSIONS

          4.2.1 Builder's Risk

          4.2.2 Pollution Liability

5.0  COMPENSATION

     Format for the contract is a GMP with negotiated lump sums shown in project reporting for Mechanical, Electrical and Construction Management including General Conditions. Open book items will be Equipment, General Construction, Engineering, Permitting, Contingency, and Bonding. Change orders from the Owner will be added to the project with negotiated fees.

     A $1000/day schedule penalty will apply for indefensible delays beyond the scheduled completion date to the limit of $100,000.

LUMP SUM COSTS:

LUMP SUM FOR MECHANICAL WORK (2.1, 2.2, 2.3, 2.4, 2.5):.........   $3,550,550.00
COSTS COMPLETED OPEN BOOK:
EQUIPMENT:......................................................   $        0.00
ALLOWANCES (2.7):...............................................   $  420,000.00
CONTINGENCY.....................................................   $  100,000.00
                                                                   -------------
SUB-TOTAL:......................................................   $4,020,550.00
BONDING........................................................:   $   40,706.00
                                                                   -------------
TOTAL:..........................................................   $4,060,756.00

6.0  SCHEDULE

     The project schedule will be 14 months from Converted Organics of Woodbridge, LLC's Authorization to Proceed, provided that the Landlord turns over the site by 5/01/07.

Jack, thank you for the opportunity to provide this proposal. If this proposal is acceptable, we will prepare a formal contract. I feel confident that we can obtain the results you are looking for in the time frame you require.

If you have way questions on this proposal please call me at (201) 447-6740 ext. 2321

Respectfully,


/s/ Kevin T. Armistead
-------------------------------------
Kevin T. Armistead
Secretary/Treasurer

AUTHORIZATION TO PROCEED:

If you would like Armistead Mechanical, Inc. to proceed with this project please sign below and return a complete copy of this proposal to the attention of Kevin Armistead.


/s/ Edward J. Gildea                    11/13/06
-------------------------------------   Date
Authorized By

C.E.O.
Title

                               Converted Organics
                                 Woodbridge, NJ
                                   10/17/2006

                                [TIMELINE CHART]

                               Converted Organics
                                 Woodbridge, NJ
                                   10/17/2006

                                [TIMELINE CHART]

                               Converted Organics
                                 Woodbridge, NJ
                                   10/17/2006

                                [TIMELINE CHART]

DRAFT AIA(R) Document A201/CMa(TM) - 1992

GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

where the Construction Manager is NOT a Constructor

FOR THE FOLLOWING PROJECT:
(Name and location or address):

ILLEGIBLE

THE OWNER:
(Name and address):

ILLEGIBLE

THE ARCHITECT:
(Name and address):

ILLEGIBLE

TABLE OF ARTICLES

1    GENERAL PROVISIONS

2    OWNER

3    CONTRACTOR

4    ADMINISTRATION OF THE CONTRACT

5    SUBCONTRACTORS

6    CONSTRUCTION BY OWNER OR BY OTHER CONTRACTORS

7    CHANGES IN THE WORK

8    TIME

9    PAYMENTS AND COMPLETION

10   PROTECTION OF PERSONS AND PROPERTY

11   INSURANCE AND BONDS

12   UNCOVERING AND CORRECTION OF WORK

13   MISCELLANEOUS PROVISIONS

14   TERMINATION OR SUSPENSION OF THE CONTRACT

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard from text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

ELECTRONIC COPYING of any portion of this AIA(R) Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

INDEX

ACCEPTANCE OF                   9.6.6, 9.9.3.
NONCONFORMING WORK              12.3
Acceptance of Work              9.6.6, 9.8.2,
                                9.9.3, 9.10.1,
                                9.10.3
ACCESS TO WORK                  3.16, 6.2.1,
                                12.1
Accident Prevention             4.6.6, 10
Acts and Omissions              3.2.1, 3.2.2,
                                3.3.2, 3.12.8,
                                3.18, 4.6.6,
                                4.6.2., 4.7.9,
                                8.3.1, 10.1.4,
                                10.2.5,
                                13.4.2, 13.7,
                                14.1
Addenda                         1.1.1, 3.11
ADDITIONAL COSTS, CLAIMS        4.7.6, 4.7.7,
FOR                             4.7.9, 6.1.1,
                                10.3
Additional Inspections and      4.6.10, 9.8.2,
Testing                         12.2.1, 13.5
ADDITIONAL TIME, CLAIMS         4.7.6, 4.7.8,
FOR                             4.7.9, 8.3.2,
                                10.3
ADMINISTRATION OF               3.3.3, 4, 9.4,
THE CONTRACT                    9.5
Advertisement or Invitation     1.1.1
to Bid
Aesthetic Effect                4.6.20, 4.9.1
ALLOWANCES                      3.8
All-risk Insurance              11.3.1.1
APPLICATIONS FOR PAYMENT        4.6.9, 7.3.7,
                                9.2, 9.3, 9.4,
                                9.5.1, 9.6.3,
                                9.8.3, 9.10.1,
                                9.10.3,
                                9.10.4,
                                11.1.3, 14.2.4
Approvals                       2.4, 3.3.3,
                                3.5, 3.10.3,
                                3.12.4
                                through
                                3.12.8,
                                3.18.3,
                                4.6.12, 9.3.2,
                                11.3.1.4,
                                13.4.2, 13.5
ARBITRATION                     4.5, 4.7.4,
                                4.9, 8.3.1,
                                10.1.2,
                                11.3.9,
                                11.3.10
ARCHITECT                       4.1
Architect, and Certificate      4.6.9
of Payment
Architect, Definition of        4.1.1
Architect, Extent of            2.4.1, 3.12.6,
Authority                       4.6.6, 4.7.2,
                                5.2, 6.3,
                                7.1.2, 7.2.1,
                                7.4, 9.2,
                                9.3.1, 9.4,
                                9.5, 9.6.3,
                                9.8.2, 9.8.3,
                                9.10.1,
                                9.10.3, 12.1,
                                12.2.1,
                                13.5.1,
                                13.5.2,
                                14.2.2, 14.2.4
Architect, Limitations of       3.3.3, 3.12.8,
Authority and                   3.12.11,
Responsibility                  4.6.5, 4.6.6,
                                4.6.10,
                                4.6.12,
                                4.6.17,
                                4.6.19,
                                4.6.20, 4.7.2,
                                5.2.1, 7.4,
                                9.6.4
Architect's Additional          2.4, 9.8.2,
Services and Expenses           11.3.1.1,
                                12.2.1,
                                12.2.4,
                                13.5.2,
                                13.5.3, 14.2.4
Architect's Administration      4.6, 4.7.6,
of the Contract                 4.7.7, 4.8,
                                9.4, 9.5
Architect's Approvals           2.4.1, 3.5.1,
                                3.10.3,
                                3.12.6,
                                3.12.8,
                                3.18.3, 4.6.12
Architect's Authority to        3.5.1, 4.6.10,
Reject Work                     12.1.2, 12.2.1
Architect's Copyright           1.3
Architect's Decisions           4.6.10,
                                4.6.12,
                                4.6.18,
                                4.6.19,
                                4.6.20, 4.7.2,
                                4.7.6, 4.8.1,
                                4.8.4, 4.9,
                                6.3, 8.1.3,
                                8.3.1, 9.2,
                                9.4, 9.5.1,
                                9.8.2, 9.9.1,
                                10.1.2,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                13.5.2,
                                14.2.2, 14.2.4
Architect's Inspections         4.6.5, 4.6.16,
                                4.7.6, 9.4.3,
                                9.8.2, 9.9.2,
                                9.10.1, 13.5
Architect's Instructions        4.6.10,
                                4.6.12, 7.4.1,
                                9.4.3, 12.1,
                                13.5.2
Architect's Interpretations     4.6.18,
                                4.6.19, 4.7.7
Architect's On-Site             4.6.5, 4.6.9,
Observations                    4.7.6, 9.4.3,
                                9.5.1, 9.10.1,
                                13.5
Architect's Project             4.6.17
Representative
Architect's Relationship        1.1.2, 3.2.1,
with Contractor                 3.2.2, 3.3.3,
                                3.5.1, 3.7.3,
                                3.11, 3.12.8,
                                3.12.11, 3.16,
                                3.18, 4.6.6,
                                4.6.7, 4.6.10,
                                4.6.12,
                                4.6.19, 5.2,
                                6.2.2, 7.3.4,
                                9.8.2, 10.1.2,
                                10.1.4,
                                10.1.5,
                                11.3.7, 12.1,
                                13.5
Architect's Relationship        1.1.2, 2.4.1,
with Construction Manager       3.12.6,
                                3.12.8, 4.6.8,
                                4.6.10,
                                4.6.14,
                                4.6.16,
                                4.6.18, 6.3.1,
                                9.7.1, 9.8,
                                9.9.1, 9.9.2,
                                9.10.1,
                                9.10.2,
                                9.10.3,
                                12.2.4,
                                13.5.1,
                                13.5.2,
                                13.5.4, 14.2.4
Architect's Relationship        1.1.2, 4.6.6,
with Subcontractors             4.6.7, 4.6.10,
                                5.3.1,
                                9.6.3, 9.6.4,
                                11.3.7
Architect's Representations     9.4.3, 9.5.1,
                                9.10.1
Architect's Site Visits         4.6.5, 4.6.9,
                                4.6.16, 4.7.6,
                                9.4.3, 9.5.1,
                                9.8.2, 9.9.2,
                                9.10.1, 13.5
Asbestos                        10.1.2,
                                10.1.3, 10.1.4
Attorneys' Fees                 3.18.1,
                                9.10.2, 10.1.4
Award of Separate               6.1.1
Contracts
AWARD OF SUBCONTRACTS           5.2
AND OTHER CONTRACTS FOR
PORTIONS OF THE WORK
BASIC DEFINITIONS               1.1
Bidding Requirements            1.1.1, 1.1.7,
                                5.2.1, 11.4.1
BOILER AND MACHINERY            11.3.2
INSURANCE
Bonds, Lien                     9.10.2
Bonds, Performance and          7.3.6.4,
Payment                         9.10.3,
                                11.3.9, 11.4
Building Permit                 2.2.3, 3.7.1
CAPITALIZATION                  1.4
Certificate of Substantial      9.8.2
Completion
CERTIFICATES FOR PAYMENT        4.6.8, 4.6.9,
                                9.3.3, 9.4,
                                9.5, 9.6.1,
                                9.6.6, 9.7.1,
                                9.8.3, 9.10.1,
                                9.10.3, 13.7,
                                14.1.1.3,
                                14.2.4
Certificates of Inspection,     3.12.11,
Testing or Approval             13.5.4
Certificates of Insurance       9.3.2, 9.10.2,
                                11.1.3
CHANGE ORDERS                   1.1.1, 2.4.1,
                                3.8.2.4,
                                3.11.1,
                                4.6.13, 4.7.3,
                                5.2.3, 7.1,
                                7.2, 7.3.2,
                                8.3.1, 9.3.1.1,
                                9.10.3,
                                11.3.1.2,
                                11.3.4,
                                11.3.9, 12.1.2
Change Orders, Definition       7.2.1
of
CHANGES                         7.1
CHANGES IN THE                  3.11, 4.6.13,
WORK                            4.6.14, 7,
                                8.3.1, 9.3.1.1,
                                10.1.3
Claim, Definition of            4.7.1

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

CLAIMS AND DISPUTES             4.7, 4.8, 4.9,
                                6.2.5, 8.3.2,
                                9.3.1.2, 9.3.3,
                                9.10.4, 10.1.4
CLAIMS AND TIMELY               4.9.6
ASSERTION OF CLAIMS
CLAIMS FOR ADDITIONAL           4.7.6, 4.7.7,
COST                            4.7.9, 6.1.1,
                                10.3
CLAIMS FOR ADDITIONAL           4.6.9, 4.7.6,
TIME                            4.7.8, 4.7.9,
                                8.3.2
CLAIMS FOR CONCEALED OR          4.7.6
UNKNOWN CONDITIONS
Claims for Damages              3.18, 4.7.9,
                                6.1.1, 6.2.5,
                                8.3.2, 9.5.1.2,
                                10.1.4
Claims Subject to               4.7.2, 4.8.4,
Arbitration                     4.6.1
CLEANING UP                     3.15, 6.3
COMMENCEMENT OF                 13.7
STATUTORY LIMITATION
PERIOD
Commencement of the             2.12, 2.2.1,
Work, Conditions Relating       3.2.1, 3.2.2,
to                              3.7.1, 3.10.1
                                3.12.6, 4.7.7,
                                5.2.1, 6.2.2,
                                8.1.2, 8.2.2,
                                9.2, 11.1.3,
                                11.3.6, 11.4.1
Commencement of the             8.1.2
Work Definition of
Communications, Owner to        2.2.6
Architect
Communications, Owner to        2.2.6
Construction Manager
Communications
Facilitating Contract
Administration                  3.9.1 4.6.7,
                                5.2.1
Completion, Conditions          3.11, 3.15,
Relating to                     4.6.5, 4.6.16,
                                4.7.2, 9.4.2,
                                9.8, 9.9.1,
                                9.10, 11.3.5,
                                12.2.2, 13.7.1
COMPLETION,                     9
PAYMENTS AND
COMPLETION, SUBSTANTIAL         4.6.16,
                                4.7.5.2, 8.1.1,
                                8.1.3, 8.2.3,
                                9.8, 9.9.1,
                                12.2.2, 13.7
Compliance with Laws            1.3, 3.6, 3.7,
                                3.13, 4.1.1,
                                10.2.2, 11.1,
                                11.3, 13.1,
                                13.5.1,
                                13.5.2, 13.6,
                                14.1.1,
                                14.2.1.3
Concealed or Unknown            4.7.6
Conditions
Conditions of the Contract      1.1.1, 1.1.7,
                                6.1.1
Consent, Written                1.3.1, 3.12.8,
                                3.14.2, 4.7.4,
                                4.9.5, 9.3.2,
                                9.8.2, 9.9.1,
                                9.10.2,
                                9.10.3, 10.12,
                                10.1.3,
                                11.3.1,
                                11.3.1.4,
                                11.3.11, 13.2,
                                13.4.2
CONSTRUCTION BY                 1.1.4, 6
OWNER OR BY OTHER
CONTRACTORS
Construction Change             7.3.1
Directive, Definition of
CONSTRUCTION CHANGE             1.1.1, 4.6.13,
DIRECTIVES                      7.1, 7.3,
                                9.3.1.1
CONSTRUCTION MANAGER            4.2
Construction Manager, and       2.2.3
Building Permits
Construction Manager,           4.7.2
Claims against
Construction Manager,           4.6.7
Communications through
Construction Manager, and       3.10.1, 3.10.2
Construction Schedule
Construction Manager,           4.2.1
Definition of
Construction Manager, and       3.11.1
Documents and Samples at
the Site
Construction Manager,           3.12.6,
Extent of Authority             3.12.8, 4.3,
                                4.6.3, 4.6.11,
                                7.1.2, 7.2.1,
                                7.3.1, 8.3.1,
                                9.2.1, 9.3.1,
                                9.4.1, 9.4.3,
                                9.8.2, 9.8.3,
                                9.9.1, 12.1,
                                12.2.1,
                                12.2.4,
                                14.2.2, 14.2.4
Construction Manager            4.6.6, 4.6.10,
Limitations of Authority        13.4.2

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

and Responsibility
Construction Manager, and       3.10.3
Submittals
Construction Manager's          12.2.1, 12.2.4
Additional Services and
Expenses
Construction Manager's          4.6, 9.4, 9.5
Administration of the
Contract
Construction Manager's          2.4.1, 3.10.3
Approval
Construction Manager's          4.6.10, 12.2.1
Authority to Reject Work
Construction Manager's          7.3.6, 7.3.7,
Decisions                       7.3.8, 9.3.1,
                                9.4.1, 9.5.1
Construction Manager's          4.6.10, 9.4.3,
Inspections                     9.8.2, 9.9.2,
                                12.1.1
Construction Manager's          9.5.1
On-Site Observations
Construction Manager's          1.1.2, 4.6.8,
Relationship with Architect     4.6.10,
                                4.6.11,
                                4.6.14,
                                4.6.16,
                                4.6.18, 6.3.1,
                                9.2.1, 9.4.2,
                                9.4.3, 9.51,
                                9.6.1, 9.6.3,
                                9.8.2, 9.8.3,
                                9.9.1, 9.10.1,
                                9.10.2,
                                9.10.3,
                                11.1.3,
                                12.2.4,
                                13.5.1,
                                13.5.2,
                                13.5.4,
                                14.2.2, 14.2.4
Construction Manager's          3.2.1, 3.2.2
Relationship with               3.3.1, 3.3.3,
Contractor                      3.5.1, 3.7.3,
                                3.10.1,
                                3.10.2,
                                3.10.3,
                                3.11.1,
                                3.12.5,
                                3.12.6,
                                3.12.8,
                                3.12.9,
                                3.12.10,
                                3.12.11,
                                3.13.2,
                                3.14.2,
                                3.15.2,
                                3.16.1,
                                3.17.1,
                                3.18.1,
                                3.18.3, 4.6.3,
                                4.6.4, 4.6.6,
                                4.6.11, 5.2,
                                6.2.1, 6.2.2,
                                7.1.2, 7.2.1,
                                7.3.4, 7.3.6,
                                7.3.9, 8.3.1,
                                9.2.1, 9.3.1,
                                9.4.1, 9.4.2,
                                9.4.3, 9.7.1,
                                9.8.2, 9.9.1,
                                9.10.1,
                                9.10.2,
                                9.10.3,
                                10.1.1,
                                10.1.2,
                                10.1.5,
                                10.2.6,
                                11.3.7, 12.1,
                                13.5.1,
                                13.5.2,
                                13.5.3, 13.5.4
Construction Manager's          2.2.3, 4.6.1,
Relationship with Owner         4.6.2, 10.1.6
Construction Manager's
Relationship with Other
Contractors and Owner's         4.6.3
Own Forces
Construction Manager's          4.6.10, 5.3.1,
Relationship with               9.6.3, 9.6.4
Subcontractors
Construction Manager's          9.4.3, 9.5.1
Representations
Construction Manager's          9.4.4, 9.5.1
Site Visits
Construction Schedules,         3.10, 4.6.3,
Contractor's                    4.6.4
CONTINGENT ASSIGNMENT OF        5.4
SUBCONTRACTS
CONTINUING CONTRACT             4.7.4
PERFORMANCE
Contract, Definition of         1.1.2
CONTRACT,                       4.7.7, 5.4.1.1,
TERMINATION OR                  14
SUSPENSION OF THE
Contract Administration         3.3.3, 4, 9.4,
                                9.5
Contract Award and              3.7.1, 3.10,
Execution, Conditions           5.2, 9.2,
Relating to                     11.1.3,
                                11.3.6, 11.4.1
CONTRACT DOCUMENTS, THE         1.1, 1.2, 7
Contract Documents,             1.3, 2.2.5, 5.3
Copies Furnished and Use
of

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

Contract Documents,             1.1.1
Definition of
Contract Performance            4.7.4, 4.9.3
During Arbitration
Contract Sum                    3.8, 4.7.6,
                                4.7.7, 4.8.4,
                                5.2.3, 7.2,
                                7.3, 9.1, 9.7,
                                11.3.1,
                                12.2.4, 12.3,
                                14.2.4
Contract Sum, Definition of     9.1.1
Contract Time                   4.7.6, 4.7.8.1,
                                4.8.4, 7.2.1.3,
                                7.3, 8.2.1,
                                8.3.1, 9.7,
                                12.1.1
Contract Time, Definition of    8.1.1
CONTRACTOR                      3
Contractor, Definition of       3.1.1, 6.1.2
Contractor's Bid                1.1.1
CONTRACTOR'S                    3.10
CONSTRUCTION SCHEDULES
Contractor's Employees          3.3.2, 3.4.2,
                                3.8.1, 3.9,
                                3.18, 4.6.6,
                                4.6.10, 8.1.2,
                                10.2, 10.3,
                                11.1.1,
                                14.2.1.1
CONTRACTOR'S LIABILITY          11.1, 11.3.1.5
INSURANCE
Contractor's Relationship       3.12.5,
with Other Contractors and      3.14.2, 4.6.3,
Owner's Own Forces              4.6.7, 12.2.5
Contractor's Relationship       1.2.4, 3.3.2,
with Subcontractors             3.18.1,
                                3.18.2, 5.2,
                                5.3, 5.4,
                                9.6.2, 11.3.7,
                                11.3.8,
                                14.2.1.2
Contractor's Relationship       1.1.2, 3.2.1,
with the Architect              3.2.2, 3.3.3,
                                3.5.1, 3.7.3,
                                3.10.1,
                                3.10.3,
                                3.11.1,
                                3.12.6,
                                3.12.8,
                                3.12.9,
                                3.16.1, 3.18,
                                4.6.6, 4.6.7,
                                4.6.10,
                                4.6.12,
                                4.6.19, 5.2,
                                6.2.2, 7.3.4,
                                9.2, 9.3.1,
                                9.8.2,
                                9.10.3, 10.1.2,
                                10.1.5,
                                10.2.6,
                                11.3.7, 12.1,
                                13.5
Contractor's Relationship       1.1.2, 3.2.1,
with the Construction           3.2.2, 3.3.1,
Manager                         3.3.3, 3.5.1,
                                3.7.3, 3.7.4,
                                3.10.1,
                                3.10.2,
                                3.10.3,
                                3.11.1,
                                3.12.5,
                                3.12.6,
                                3.12.8,
                                3.12.9,
                                3.12.11,
                                3.13.2,
                                3.14.2,
                                3.15.2,
                                3.16.1,
                                3.17.1,
                                3.18.1,
                                3.18.3, 4.6.3,
4.6.4, 4.6.6, 5.2, 6.2.1,
6.2.2, 7.1.2, 7.2.1, 7.3.4,
7.3.6, 7.3.9, 8.3.1, 9.2.1,
9.3.1, 9.4.1, 9.4.2, 9.4.3,
9.7.1, 9.8.2, 9.9.1,
9.10.1, 9.10.2, 9.10.3,
10.1.1, 10.1.2, 10.1.5,
10.2.6, 11.3.7, 12.1, 13.5.1,
13.5.2, 13.5.3, 13.5.4
Contractor's                    1.2.2, 3.5.1,
Representations                 3.12.7, 6.2.2,
                                8.2.1, 9.3.3
Contractor's Responsibility
for Those Performing the Work   3.3.2, 3.18,
                                4.6.6, 10
Contractor's Review of          1.2.2, 3.2,
Contract Documents              3.7.3
Contractor's Right to Stop      9.7
the Work
Contractor's Right to           14.1
Terminate the Contract
Contractor's Submittals         3.10, 3.11,
                                3.12, 4.6.12,
                                5.2.1, 5.2.3,
                                7.3.6, 9.2,
                                9.3.1, 9.8.2,
                                9.9.1, 9.10.2,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                9.10.3,
                                10.1.2, 11.4.2
Contractor's Superintendent     3.9, 10.2.6
Contractor's Supervision        1.2.4, 3.3,
and Construction                3.4, 4.6.6,
Procedures                      8.2.2, 8.2.3,
                                10
Contractual Liability           11.1.1.7,
Insurance                       11.2.1,
                                11.3.1.5
Coordination and                1.2.2, 1.2.4,
Correlation                     3.3.1, 3.10,
                                3.12.7, 6.2.1
Copies Furnished of             1.3, 2.2.5,
Drawings and                    3.11
Specifications
Correction of Work              2.3, 2.4,
                                3.2.1, 4.6.1,
                                9.8.2, 9.9.1,
                                12.1.2, 12.2,
                                13.7.1.3
Cost, Definition of             7.3.6
Costs                           2.4, 3.2.1,
                                3.7.4, 3.8.2,
                                3.15.2., 4.7.6,
                                4.7.7, 4.7.8.1
                                5.2.3, 6.1.1,
                                6.2.3, 6.3.1,
                                7.3.3.3, 7.3.6,
                                7.3.7, 9.7,
                                9.8.2, 9.10.2,
                                11.3.1.2, 11.3.
                                1.3, 11.3.4,
                                11.3.9, 12.1,
                                12.2.1,
                                12.2.4,
                                12.2.5, 13.5,
                                14
CUTTING AND PATCHING            3.14, 6.2.6
Damage to Construction of
Owner or Other
Contractors                     3.14.2, 6.2.4,
                                9.5.1.5,
                                10.2.1.2,
                                10.2.5, 10.3,
                                11.1, 11.3,
                                12.2.5
Damage to the Work              3.14.2, 9.9.1,
                                10.2.1.2,
                                10.2.5, 10.3,
                                11.3
Damages, Claims for             3.18, 4.6.9,
                                6.1.1, 6.2.5,
                                8.3.2, 9.5.1.2,
                                10.1.4
Damages for Delay               6.1.1, 8.3.3,
                                9.5.1.6, 9.7
Date of Commencement of         8.1.2
the Work, Definition of
Date of Substantial             8.1.3
Completion, Definition of
Day, Definition of              8.1.4
Decisions of the Architect      4.6, 4.7, 6.3,
                                8.1.3, 8.3.1,
                                9.2, 9.4,
                                9.5.1, 9.8.2,
                                9.9.1, 10.1.2,
                                13.5.2,
                                14.2.2, 14.2.4
Decisions of the                4.3, 7.3.6,
Construction Manager            7.3.7, 7.3.8,
                                9.3.1, 9.4.1,
                                9.4.3, 9.5.1
DECISIONS TO WITHHOLD           9.5, 9.7,
CERTIFICATION                   14.1.1.3
Defective or
Nonconforming Work,
Acceptance,
Rejection and Correction of     2.3, 2.4,
                                3.5.1, 4.6.1,
                                4.6.10, 4.7.5,
                                9.5, 9.8.2,
                                9.9.1, 10.2.5,
                                12, 13.7.1.3
Defective Work, Definition      3.5.1
of
Definitions                     1.1, 2.1.1,
                                3.1, 3.5.1,
                                3.12.1,
                                3.12.2,
                                3.12.3, 4.1.1,
                                4.2.1, 4.7.1,
                                5.1, 6.1.1,
                                7.2.1, 7.3.1,
                                7.3.6, 8.1,
                                9.1, 9.8.1
DELAYS AND EXTENSIONS OF        4.7.1, 4.7.8.1,
TIME                            4.7.8.2, 6.1.1,
                                6.2.3, 7.2.1,
                                7.3.1.3, 7.3.4,
                                7.3.5, 7.3.8,
                                7.3.9, 8.1.1,
                                8.3, 10.3.1,
                                14.1.1.4
Disputes                        4.7, 4.8, 4.9,
                                6.2.5, 6.3,
                                7.3.8, 9.3.1.2
Documents and Samples at        3.11
the Site
Drawings, Definition of         1.1.5
Drawings and
Specifications, Use and
Ownership of                    1.1.1, 1.3,
                                2.2.5, 3.11,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No.1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                5.3
Duty to Review Contract         3.2
Documents and Field
Conditions
Effective Date of Insurance     8.2.2, 11.1.2
EMERGENCIES                     4.7.7, 10.3
Employees, Contractor's         3.3.2., 3.4.2,
                                3.8.1, 3.9,
                                3.18.1,
                                3.18.2, 4.6.6,
                                4.6.10, 8.1.2,
                                10.2, 10.3,
                                11.1.1,
                                14.2.1.1
Equipment, Labor,               1.1.3, 1.1.6,
Materials and                   3.4, 3.5.1,
                                3.8.2, 3.12.2,
                                3.12.3,
                                3.12.7,
                                3.12.11, 3.13,
                                3.15.1,
                                4.6.12, 6.2.1,
                                7.3.6, 9.3.2,
                                9.3.3, 11.3,
                                12.2.4,
                                14.1.2,
                                14.2.1, 14.2.2
Execution and Progress of       1.2.3, 3.4.1,
the Work                        3.5.1, 4.6.5,
                                4.6.6, 4.7.4,
                                4.7.8, 6.2.2,
                                7.1.3, 8.2,
                                8.3, 9.5,
                                9.9.1, 10.2.3,
                                10.2.4
EXECUTION, CORRELATION          1.2, 3.7.1
AND INTENT OF THE
CONTRACT DOCUMENTS
Extensions of Time              4.7.1, 4.7.8,
                                7.2.1.3, 8.3,
                                10.3.1
Failure of Payment by           9.5.1.3,
Contractor                      14.2.1.2
Failure of Payment by           4.7.7, 9.7,
Owner                           14.1.3
Faulty Work (See
Defective or
Nonconforming Work)
FINAL COMPLETION AND            4.6.1, 4.6.16,
FINAL PAYMENT                   4.7.2, 4.7.5,
                                9.10, 11.1.2,
                                11.1.3,
                                11.3.5,
                                12.3.1, 13.7
Financial Arrangements,         2.2.1
Owner's
Fire and Extended               11.3.1.1,
Coverage Insurance              11.3.5, 11.3.7
GENERAL                         1
PROVISIONS
GOVERNING LAW                   13.1
Guarantees (See Warranty
and Warranties)
Hazardous Materials             10.1, 10.2.4
Identification of Contract      1.2.1
Documents
Identification of               5.2.1
Subcontractors and
Suppliers
INDEMNIFICATION                 3.17, 3.18,
                                9.10.2,
                                10.1.4,
                                11.3.1.2,
                                11.3.7
INFORMATION AND SERVICES        2.1.2, 2.2,
REQUIRED OF THE OWNER           4.7.4, 6.2.6,
                                9.3.2, 9.6.1,
                                9.6.4, 9.8.3,
                                9.9.2, 9.10.3,
                                10.1.4, 11.2,
                                11.3, 13.5.1,
                                13.5.2
INJURY OR DAMAGE TO             4.7.9
PERSON OR PROPERTY
Inspections                     3.3.3, 3.3.4,
                                3.7.1, 4.6.5,
                                4.6.6, 4.6.16,
                                4.7.6, 9.4.3,
                                9.8.2, 9.9.2,
                                9.10.1,
                                12.1.1, 13.5
Instructions to Bidders         1.1.1
Instructions to the             3.8.1, 4.6.13,
Contractor                      5.2.1, 7, 12.1,
                                13.5.2
Insurance                       4.7.9, 6.1.1,
                                7.3.6.4, 9.3.2,
                                9.8.2, 9.9.1,
                                9.10.2, 11
INSURANCE, BOILER AND           11.3.2
MACHINERY
INSURANCE, CONTRACTOR'S         11.1,
LIABILITY                       11.3.1.13
Insurance, Effective Date       8.2.2, 11.1.2
of
INSURANCE, LOSS OF USE          11.3.3
INSURANCE, OWNER'S              11.2, 11.3.1.3
LIABILITY
INSURANCE, PROPERTY             10.2.5, 11.3
Insurance, Stored Materials     9.3.2,
                                11.3.1.4
INSURANCE AND                   11
BONDS
Insurance Companies,            9.9.1, 11.3.11

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

Consent to Partial
Occupancy
Insurance Companies,            11.3.10
Settlement with
Intent of the Contract          1.2.3, 3.12.4,
Documents                       4.6.10,
                                4.6.12,
                                4.6.19,
                                4.6.20, 7.4
INTEREST                        13.6
INTERPRETATION                  1.2.5, 1.4,
                                1.5, 4.1.1,
                                4.7.1, 5.1,
                                6.1.2, 8.1.4
Interpretations, Written        4.6.18,
                                4.6.19, 4.7.7
Joinder and Consolidation       4.9.5
of Claims Required
JUDGMENT ON FINAL               4.9.1, 4.9.4.1,
AWARD                           4.9.7
LABOR AND MATERIALS,            1.1.3, 1.1.6,
EQUIPMENT                       3.4, 3.5.1,
                                3.8.2, 3.12.2,
                                3.12.3,
                                3.12.7,
                                3.12.11, 3.13,
                                3.15.1,
                                4.6.12, 6.2.1,
                                7.3.6, 9.3.2,
                                9.3.3, 12.2.4,
                                14.1.2,
                                14.2.1, 14.2.2
Labor Disputes                  8.3.1
Laws and Regulations            1.3, 3.6, 3.7,
                                3.13, 4.1.1,
                                4.9.5, 4.9.7,
                                9.9.1, 10.2.2,
                                11.1, 11.3,
                                13.1, 13.4.1,
                                13.5.1,
                                13.5.2, 13.6
Liens                           2.1.2, 4.7.2,
                                4.7.5.1, 8.2.2,
                                9.3.3, 9.10.2
LIMITATION ON                   4.9.5
CONSOLIDATION OR JOINDER
Limitations, Statutes of        4.9.4.2,
                                12.2.6, 13.7
Limitations of Authority        3.3.1, 4.6.12,
                                4.6.17, 5.2.2,
                                5.2.4, 7.4,
                                11.3.10
Limitations of Liability        2.3, 3.2.1,
                                3.5.1, 3.7.3,
                                3.12.8,
                                3.12.11, 3.17,
                                3.18, 4.6.10,
                                4.6.12,
                                4.6.19, 6.2.2,
                                9.4.3, 9.6.4,
                                9.10.4,
                                10.1.4,
                                10.2.5,
                                11.1.2,
                                11.2.1,
                                11.3.7,
                                13.4.2, 13.5.2
Limitations of Time,            2.2.1, 2.2.4,
General                         3.2.1, 3.7.3,
                                3.8.2, 3.10,
                                3.12.5,
                                3.15.1, 4.6.1,
                                4.6.12,
                                4.6.18, 4.7.2,
                                4.7.3, 4.7.4,
                                4.7.6, 4.7.9,
                                4.6.4.2, 5.2.1,
                                5.2.3, 6.2.4,
                                7.3.4, 7.4,
                                8.2, 9.2, 9.5,
                                9.6.2, 9.8,
                                9.10, 11.1.3,
                                11.3.1,
                                11.3.2,
                                11.3.5,
                                11.3.6,
                                12.2.1,
                                12.2.2, 13.5,
                                13.7, 14.3
Limitation of Time,             2.1.2, 2.2.1,
Specific                        2.4, 3.10,
                                3.11, 3.15.1,
                                4.6.1, 4.6.1.8,
                                4.7, 4.8, 4.9,
                                5.3, 5.4,
                                7.3.6, 7.3.9,
                                8.2, 9.3.1,
                                9.3.3, 9.4.1,
                                9.6.1, 9.7,
                                9.8.2, 9.10.2,
                                11.1.3,
                                11.3.6,
                                11.3.10,
                                11.3.11,
                                12.2.2,
                                12.2.4,
                                12.2.6, 13.7,
                                14.1, 14.2.2
LOSS OF USE INSURANCE           11.3.3
Material Suppliers              1.3.1, 3.12.1,
                                4.6.7, 4.6.10,
                                5.2.1, 9.3.1,
                                9.3.1.2, 9.3.3,
                                9.4.3, 9.6.5,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                9.10.4
Materials, Hazardous            10.1, 10.2.4
Materials, Labor,               1.1.3, 1.1.6,
Equipment and                   3.4.1, 3.5.1,
                                3.8.2, 3.12.2,
                                3.12.3,
                                3.12.7,
                                3.12.11, 3.13,
                                3.15.1,
                                4.6.12, 6.2.1,
                                7.3.6, 9.3.2,
                                9.3.3, 12.2.4,
                                14.1.2,
                                14.2.1, 14.2.2
Means, Methods,
Techniques, Sequences and
Procedures of Construction      3.3.1, 4.6.6,
                                4.6.12, 9.4.3
MINOR CHANGES IN THE            1.1.1, 4.6.13,
WORK                            4.7.7, 7.1, 7.4
MISCELLANEOUS                   13
PROVISIONS
Modifications, Definition       1.1.1
of
Modifications to the            1.1.1, 1.1.2,
Contract                        3.7.3, 3.11,
                                4.1.2, 4.6.1,
                                5.2.3, 7,
                                8.3.1, 9.7
MUTUAL RESPONSIBILITY           6.2
NONCONFORMING WORK,             12.3
ACCEPTANCE OF
Nonconforming Work,             2.3.1, 4.7.5.2,
Rejection and Correction of     9.5.2, 9.8.2,
                                12, 13.7.1.3
Notice                          2.3, 2.4,
                                3.2.1, 3.2.2,
                                3.7.3, 3.7.4,
                                3.9, 3.12.8,
                                3.12.9, 3.17,
                                4.7, 4.8.4,
                                4.9, 5.2.1,
                                5.3, 5.4.1.1,
                                8.2.2, 9.4.1,
                                9.5.1, 9.7,
                                9.10, 10.1.2,
                                10.2.6,
                                11.1.3, 11.3,
                                12.2.2,
                                12.2.4, 13.3,
                                13.5.1,
                                13.5.2, 14,
NOTICE, WRITTEN                 2.3, 2.4, 3.9,
                                3.12.8,
                                3.12.9, 4.7,
                                4.8.4, 4.9,
                                5.2.1, 5.3,
                                5.4.1.1, 8.2.2,
                                9.4.1, 9.5.1,
                                9.7, 9.10,
                                10.1.2,
                                10.2.6,
                                11.1.3, 11.3,
                                12.2.2,
                                12.2.4, 13.3,
                                13.5.2, 14
Notice of Testing and           13.5.1, 13.5.2
Inspections
Notice to Proceed               8.2.2
NOTICES, PERMITS, FEES          2.2.3, 3.7,
AND                             3.13, 7.3.6.4,
                                10.2.2
Observations, Architect's       4.6.5, 4.6.9,
On-Site                         4.6.10, 4.7.6,
                                9.4.4, 9.5.1,
                                9.10.1,
                                12.1.1, 13.5
Observations, Construction      9.4.4, 12.1.1
Manager's On-Site
Observations, Contractor's      1.2.2, 3.2.2
Occupancy                       9.6.6, 9.8.1,
                                9.9, 11.3.11
On-Site Inspections by the      4.6.5, 4.6.16,
Architect                       4.7.6, 9.4.4,
                                9.8.2, 9.9.2,
                                9.10.1
On-Site Observations by         4.6.5, 4.6.9,
the Architect                   4.7.6, 9.4.4,
                                9.5.1, 9.10.1,
                                13.5
On-Site Observations by         9.4.4, 9.5.1
the Construction Manager
Orders, Written                 2.3, 3.9,
                                4.7.7, 7,
                                8.2.2, 11.3.9,
                                12.1, 12.2,
                                13.5.2, 14.3.1
Other Contracts and             1.1.4, 3.14.2,
Contractors                     4.6.7, 4.9.5,
                                6, 11.3.7,
                                12.12, 12.2.5
OWNER                           2
Owner, Definition of            2.1
OWNER, INFORMATION AND          2.1.2, 2.2,
SERVICES REQUIRED OF THE        4.6.2, 4.6.4,
                                6.9, 10.1.4,
                                10.1.6, 11.2,
                                11.3, 13.5.1,
                                14.1.1.5,
                                14.1.3
Owner's Authority               3.8.1, 5.2.1,
                                5.2.4, 5.4.1,
                                7.3.1, 8.2.2,
                                9.3.1, 9.3.2,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                11.4.1,
                                12.2.4,
                                13.5.2, 14.2,
                                14.3.1
Owner's Financial               2.2.1,
Capability                      14.1.1.5
OWNER'S LIABILITY               11.2
INSURANCE
Owner's Loss of Use             11.3.3
Insurance
Owner's Relationship with       1.1.2, 5.2.1,
Subcontractors                  5.4.1, 9.6.4
OWNER'S RIGHT TO CARRY          2.4, 12.2.4,
OUT THE WORK                    14.2.2.2
OWNER'S RIGHT TO CLEAN          6.3
UP
OWNER'S RIGHT TO                6.1
PERFORM CONSTRUCTION
WITH OWN FORCES AND TO
AWARD OTHER CONTRACTS
OWNER'S RIGHT TO STOP THE       2.3, 4.7.7
WORK
Owner's Right to Suspend        14.3
the Work
Owner's Right to Terminate      14.2
the Contract
OWNERSHIP AND USE OF            1.1.1, 1.3,
ARCHITECT'S DRAWINGS,           2.2.5, 5.3
SPECIFICATIONS AND OTHER
DOCUMENTS
PARTIAL OCCUPANCY OR USE        9.6.6, 9.9,
                                11.3.11
PATCHING, CUTTING AND           3.14, 6.2.6
PATENTS, ROYALTIES AND          3.17
PAYMENT, APPLICATIONS           4.6.9, 9.2,
FOR                             9.3, 9.4,
                                9.5.1, 9.8.3,
                                9.10.1,
                                9.10.3,
                                9.10.4, 14.2.4
PAYMENT, CERTIFICATES FOR       4.6.9, 4.6.16,
                                9.3.3, 9.4,
                                9.5, 9.6.1,
                                9.6.6, 9.7.1,
                                9.8.3, 9.10.1,
                                9.10.3, 13.7,
                                14.1.1.3,
                                14.2.4
PAYMENT, FAILURE OF             4.7.7, 9.5.1.3,
                                9.7, 9.10.2,
                                14.1.1.3,
                                14.2.1.2
PAYMENT, FINAL                  4.6.1, 4.6.16,
                                4.7.2, 4.7.5,
                                9.10, 11.1.2.,
                                11.1.3,
                                11.3.5, 12.3.1
PAYMENT BOND,                   7.3.6.4,
PERFORMANCE BOND AND            9.10.3,
                                11.3.9, 11.4
PAYMENTS, PROGRESS              4.7.4, 9.3,
                                9.6, 9.8.3,
                                9.10.3, 13.6,
                                14.2.3
PAYMENTS AND                    9, 14
COMPLETION
Payments to                     5.4.2, 9.5.1.3,
Subcontractors                  9.6.2, 9.6.3,
                                9.6.4, 11.3.8,
                                14.2.1.2
PCB                             10.1.2,
                                10.1.3, 10.1.4
Performance Bond and            7.3.6.4,
Payment Bond                    9.10.3,
                                11.3.9, 11.4
PERMITS, FEES AND NOTICES       2.2.3, 3.7,
                                3.13, 7.3.6.4,
                                10.2.2,
PERSONS AND                     10
PROPERTY,
PROTECTION OF
Polychlorinated Biphenyl        10.1.2,
                                10.1.3, 10.1.4
Product Data, Definition of     3.12.2
PRODUCT DATA AND                3.11, 3.12,
SAMPLES, SHOP DRAWINGS          4.2.7
PROGRESS AND COMPLETION         4.6.5, 4.7.4,
                                8.2
PROGRESS PAYMENTS               4.7.4, 9.3,
                                9.6, 9.8.3,
                                9.10.3, 13.6,
                                14.2.3
PROJECT, DEFINITION OF THE      1.1.4
PROJECT MANUAL,                 1.1.7
DEFINITION OF THE
Project Manuals                 2.2.5
Project Representatives         4.6.17
PROPERTY INSURANCE              10.2.5, 11.3
PROTECTION OF                   10
PERSONS AND
PROPERTY
Regulations and Laws            1.3, 3.6, 3.7,
                                3.13, 4.1.1,
                                4.9.7, 10.2.2,
                                11.1, 11.3,
                                13.1, 13.4,
                                13.5.1,
                                13.5.2, 13.6,
                                14
Rejection of Work               3.5.1, 4.6.10,
                                12.2.
Releases of Waivers and         9.10.2
Liens
Representations                 1.2.2, 3.5.1,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                3.12.7, 6.2.2,
                                8.2.1, 9.3.3,
                                9.4.3, 9.5.1,
                                9.8.2, 9.10.1
Representatives                 2.1.1, 3.1.1,
                                3.9, 4.1.1,
                                4.6.1, 4.6.17,
                                5.1.1, 5.1.2,
                                13.2.1
RESOLUTION OF CLAIMS AND        4.8, 4.9
DISPUTES
Responsibility for Those        3.3.2, 4.6.6,
Performing the Work             6.2., 10
Retainage                       9.3.1, 9.6.2,
                                9.8.3, 9.9.1,
                                9.10.2, 9.10.3
REVIEW OF CONTRACT              1.2.2, 3.2,
DOCUMENTS AND FIELD             3.7.3, 3.12.7
CONDITIONS BY CONTRACTOR
Review of Contractor's
Submittals by
Owner, Construction             3.10.1,
Manager and Architect           3.10.3, 3.11,
                                3.12, 4.6.12.
                                4.6.16, 5.2.1,
                                5.2.3, 9.2,
                                9.8.2
Review of Shop Drawings,        3.12.5
Product Data and Samples
by Contractor
RIGHTS AND REMEDIES             1.1.2, 2.3,
                                2.4, 3.5.1,
                                3.15.2,
                                4.6.10, 4.7.6,
                                4.9, 5.3, 6.1,
                                6.3, 7.3.1,
                                8.3.1, 9.5.1,
                                9.7, 10.2.5,
                                10.3, 12.2.2,
                                12.2.4, 13.4,
                                14
ROYALTIES AND PATENTS           3.17
RULES AND NOTICES FOR           4.9.2
ARBITRATION
SAFETY OF PERSONS AND           10.2
PROPERTY
SAFETY PRECAUTIONS AND          4.6.6, 4.6.12,
PROGRAMS                        10.1
Samples, Definition of          3.12.3
SAMPLES, SHOP DRAWINGS,         3.11, 3.12,
PRODUCT DATA AND                4.6.12
SAMPLES AT THE SITE,            3.11
DOCUMENTS AND
SCHEDULE OF VALUES              9.2, 9.3.1
Schedules, Construction         3.10
Separate Contracts and          1.1.4
Contractors
Shop Drawings, Definition       3.12.1
of
SHOP DRAWINGS, PRODUCT          3.11, 3.12,
DATA AND SAMPLES                4.6.11,
                                4.6.12, 4.6.15
Site, Use of                    3.13, 6.1.1,
                                6.2.1
Site Inspections                1.2.2, 3.3.4,
                                4.6.5, 4.6.16,
                                4.7.6, 9.8.2,
                                9.10.1, 13.5
Site Visits, Architect's        4.6.5, 4.6.9,
                                4.7.6, 9.4,
                                9.5.1, 9.8.2,
                                9.9.2, 9.10.1,
                                13.5
Special Inspections and         4.6.10,
Testing                         12.2.1, 13.5
SPECIFICATIONS, DEFINITION      1.1.6
OF THE
SPECIFICATIONS, THE             1.1.1, 1.1.6,
                                1.1.7, 1.2.4,
                                1.3, 3.11
Statute of Limitations          4.9.4.2,
                                12.2.6, 13.7
Stopping the Work               2.3, 4.7.7,
                                9.7, 10.1.2,
                                10.3, 14.1
Stored Materials                6.2.1, 9.3.2,
                                10.2.1.2,
                                11.3, 1.4,
                                12.2.4
Subcontractor, Definition       5.1.1
of
SUBCONTRACTORS                  5
Subcontractors, Work by         1.2.4, 3.3.2,
                                3.12.1, 4.6.6,
                                4.6.10, 5.3,
                                5.4
SUBCONTRACTUAL RELATIONS        5.3, 5.4,
                                9.3.1.2, 9.6.2,
                                9.6.3, 9.6.4,
                                10.2.1,
                                11.3.7,
                                11.3.8,
                                14.1.1,
                                14.2.1.2,
                                14.1.3
Submittals                      1.3, 3.2.3,
                                3.10, 3.11,
                                3.12, 4.6.12
                                5.2.1, 5.2.3,
                                7.3.6, 9.2,
                                9.3.1, 9.8.2,
                                9.9.1, 9.10.2,
                                9.10.3, 11.1.3
SUBROGATION, WAIVERS OF         6.1.1, 11.3.5,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

                                11.3.7
SUBSTANTIAL COMPLETION          4.6.16, 8.1.1,
                                8.1.3, 8.2.3,
                                9.8, 9.9.1,
                                12.2.1,
                                12.2.2, 13.7
Substantial Completion,         9.8.1
Definition of
Substitution of                 5.2.3, 5.2.4
Subcontractors
Substitution of Architect       4.4
Substitution of                 4.4
Construction Manager
Substitutions of Materials      3.5.1
Sub-subcontractor,              5.1.2
Definition of
Subsurface Conditions           4.7.6
SUCCESSORS AND ASSIGNS          13.2
SUPERINTENDENT                  3.9, 10.2.6
SUPERVISION AND                 1.2.4, 3.3,
CONSTRUCTION PROCEDURES         3.4, 4.6.6,
                                4.7.4, 6.2.4,
                                7.1.3, 7.3.4,
                                8.2, 8.3.1, 10,
                                12, 14
Surety                          4.8.1, 4.8.4,
                                5.4.1.2,
                                9.10.2,
                                9.10.3, 14.2.2
Surety, Consent of              9.10.2, 9.10.3
Surveys                         2.2.2, 3.18.3
SUSPENSION BY THE OWNER         14.3
FOR CONVENIENCE
Suspension of the Work          4.7.7, 5.4.2,
                                14.1.1.4, 14.3
Suspension or Termination       4.7.7, 5.4.1.1,
of the Contract                 14
TAXES                           3.6, 7.3.6.4
TERMINATION BY THE              14.1
CONTRACTOR
TERMINATION BY THE              5.4.1.1, 14.2
OWNER FOR CAUSE
Termination of the              4.4
Architect
Termination of the              4.4
Construction Manager
Termination of the              14.2.2
Contractor
TERMINATION OR                  14
SUSPENSION OF THE
CONTRACT
TESTS AND INSPECTIONS           3.3.3, 4.6.10,
                                4.6.16, 9.4.3,
                                12.2.1, 13.5
TIME                            8
TIME, DELAYS AND                4.7.8, 7.2.1,
EXTENSIONS OF                   8.3
Time Limits, Specific           2.1.2, 2.2.1,
                                2.4, 3.10,
                                4.6.18, 4.7,
                                4.8.1, 4.8.3,
                                4.8.4, 4.9.1,
                                4.9.4.1,
                                4.9.4.2, 5.3,
                                5.4, 7.3.5,
                                7.3.9, 8.2,
                                9.2, 9.3.1,
                                9.3.3, 9.4.1,
                                9.6.1, 9.7,
                                9.8.2, 9.10.2,
                                11.1.3,
                                11.3.6,
                                11.3.10,
                                12.2.2,
                                12.2.4,
                                12.2.6, 13.7,
                                14
TIME LIMITS ON CLAIMS           4.7.2, 4.7.3,
                                4. 7.6, 4.7.9.
                                4.8, 4.9
Title to Work                   9.3.2, 9.3.3
UNCOVERING AND                  12
CORRECTION OF
WORK
UNCOVERING OF WORK              12.1
Unforeseen Conditions           4.7.6, 8.3.1,
                                10.1
Unit Prices                     7.1.4, 7.3.3.2,
Use of Documents                1.1.1, 1.3,
                                2.2.5, 3.12.7,
                                5.3
USE OF SITE                     3.13, 6.1.1,
                                6.2.1
VALUES, SCHEDULE OF             9.2, 9.3.1
WAIVER OF CLAIMS: FINAL         4.7 5, 4.9.1,
PAYMENT                         9.10.3
Waiver of Claims by the         13.4.2
Architect
Waiver of Claims by the         9.10.4,
Contractor                      11.3.7, 13.4.2
Waiver of Claims by the         4.7.5, 4.9.1,
Owner                           9.9.3, 9.10.3,
                                11.3.3,
                                11.3.5,
                                11.3.7, 13.4.2
Waiver of Liens                 9.10.2
WAIVERS OF SUBROGATION          6.1.1, 11.3.5,
                                11.3.7
WARRANTY AND                    3.5, 4.6.16,
WARRANTIES                      4.7.5, 9.3.3,
                                9.8.2, 9.9.1,
                                12.2.2,
                                13.7.1.3

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

Weather Delays                  4.7.8.2
WHEN ARBITRATION MAY            4.9.4
BE DEMANDED
Work, Definition of             1.1.3
WRITTEN CONSENT                 1.3.1, 3.12.8,
                                3.14.2, 4.7.4,
                                4.9.5, 9.3.2,
                                9.8.2, 9.9.1,
                                9.10.2,
                                9.10.3,
                                10.1.2,
                                10.1.3,
                                11.3.1,
                                11.3.1.4,
                                11.3.11, 13.2,
                                13.4.2
Written Interpretations         4.6.18,
                                4.6.19, 4.7.7
Written Notice                  2.3, 2.4, 3.9,
                                3.12.8,
                                3.12.9, 4.7.1,
                                4.7.6, 4.7.9,
                                4.8.4, 4.9.4.1,
                                5.2.1, 5.3,
                                5.4.1.1, 8.2.2,
                                9.4, 9.5.1,
                                9.7, 9.10,
                                10.1.2,
                                10.2.6,
                                11.1.3, 11.3,
                                12.2.2,
                                12.2.4, 13.3,
                                13.5.2, 14
Written Orders                  2.3, 3.9,
                                4.7.7, 8.2.2,
                                11.3.9, 12.1,
                                12.2, 13.5.2,
                                14.3.1

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No.1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

ARTICLE 1 GENERAL PROVISIONS

SECTION 1.1 BASIC DEFINITIONS

SECTION 1.1.1 THE CONTRACT DOCUMENTS

The Contract Documents consists of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order,
(3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

SECTION 1.1.2 THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Construction Manager and Contractor, (3) between the Architect and Construction Manager, (4) between the Owner and a Subcontractor or Sub-subcontractor or (5) between any persons or entities other than the Owner and Contractor. The Construction Manager and Architect shall, however, be entitled to performmance and enforcement of obligations under the Contract intended to facilitate performance of their duties.

SECTION 1.1.3 THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

SECTION 1.1.4 THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by other Contractors and by the Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager.

SECTION 1.1.5 THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

SECTION 1.1.6 THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction system, standards and workmanship for the Work, and performance of related services.

SECTION 1.1.7 THE PROJECT MANUAL

The Project manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

SECTION 1.2 EXECUTION, CORRELATION AND INTENT

SECTION 1.2.1 The Contract Documents shall be signed by the Owner and Contractor as provided in the Agreement. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

SECTION 1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

SECTION 1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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                                                                              15
consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

SECTION 1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

SECTION 1.2.5 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

SECTION 1.3 OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER DOCUMENTS

SECTION 1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service through which the Work to be executed by the Contractor is described. The Contractor may retain one contract record set. Neither the Contractor nor any subcontractor, Sub-subcontractor, or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect, and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. All copies of them, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for addition to this Project outside the scope of the Work without the specific written consent of the Owner and Architect. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's copyright or other reserved rights.

SECTION 1.4 CAPITALIZATION

SECTION 1.4.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

SECTION 1.5 INTERPRETATION

SECTION 1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

ARTICLE 2 OWNER

SECTION 2.1 DEFINITION

SECTION 2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throught out the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative.

SECTION 2.1.2 The Owner upon reasonable written request shall furnish to the Contractor in writing information which is necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the project is located, usually referred to as the site, and the Owner's interest therein at the time of execution of the Agreement and, within five days after any change, information of such change in title, recorded or unrecorded.

SECTION 2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

SECTION 2.2.1 The Owner shall, at the request of the Contractor, prior to execution of the Agreement and promtly from time to time thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract.

[Note: Unless such reasonable evidence were furnished on request prior to the execution of the Agreement, the prospective contractor would not be required to execute the Agreement or to commence the Work.]

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

SECTION 2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

SECTION 2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities. Unless otherwise provided under the Contract Documents, the Owner, through the Construction Manager, shall secure and pay for the building permit.

SECTION 2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

SECTION 2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

SECTION 2.2.6 The Owner shall forward all communications to the Contractor through the Construction manager and shall contemporaneously provide the same communications to the Architect.

SECTION 2.2.7 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Other Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

SECTION 2.3 OWNER'S RIGHT TO STOP THE WORK

SECTION 2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity.

SECTION 2.4 OWNER'S RIGHT TO CARRY OUT THE WORK

SECTION 2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a second seven-day period. If the Contractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Construction Manager's and Architect's and their respective consultants' additional services and expenses made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect, after consultation with the Construction Manager. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR

SECTION 3.1 DEFINITION

SECTION 3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout this Agreement as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

SECTION 3.1.2 The plural term "Contractors" refers to persons or entities who perform construction under Conditions of the Contract that are administered by the Construction Manager, and that are identical or substantially similar to these Conditions.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_l which expires on 6/27/2007, and is not for resale.

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                                                                              17

SECTION 3.2 REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

SECTION 3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Section 2.2.2 and shall at once report to the Construction Manager and Architect errors, inconsistencies or omissions discovered. The Contractor shall not be liable to the Owner, Construction Manager or Architect for damage resulting from errors, inconsistencies or omissions in the Contract Documents unless the Contractor recognized such error, inconsistency or omission and knowingly failed to report it to the Construction Manager and Architect. If the Contractor performs any construction activity knowing it involves a recognized error, inconsistency or omission in the Contract Documents without such notice to the Construction Manager and Architect, the Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction.

SECTION 3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Construction Manager and Architect at once.

SECTION 3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Section 3.12.

SECTION 3.3 SUPERVISION AND CONSTRUCTION PROCEDURES

SECTION 3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Contract, subject to overall coordination of the Construction Manager as provided in Sections 4.6.3 and 4.6.4.

SECTION 3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

SECTION 3.3.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Construction Manager or Architect in their administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

SECTION 3.3.4 The Contractor shall inspect portions of the Project related to the Contractor's Work in order to determine that such portions are in proper condition to receive subsequent Work.

SECTION 3.4 LABOR AND MATERIALS

SECTION 3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

SECTION 3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

SECTION 3.5 WARRANTY

SECTION 3.5.1 The Contractor warrants to the Owner, Construction Manager and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by the Construction Manager or Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No.1000245581_l which expires on 6/27/2007, and is not for resale.

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                                                                              18

SECTION 3.6 TAXES

SECTION 3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

SECTION 3.7 PERMITS, FEES AND NOTICES

SECTION 3.7.1 Unless otherwise provided in the Contract Documents, the Owner shall secure and pay for the building permit and the Contractor shall secure and pay for all other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

SECTION 3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules and regulations and lawful orders of public authorities bearing on performance of the Work.

SECTION 3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Construction Manager, Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

SECTION 3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Construction Manager, Architect and Owner, the Contractor shall assume full responsibility for such Work and shall bear the attributable costs.

SECTION 3.8 ALLOWANCES

SECTION 3.8.1 The Contractor has not included in the Contract Sum any allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.

SECTION 3.8.2 Unless otherwise provided in the Contract Documents:

     .1 materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

     .2 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

     .3 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

     .4 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 3.8.2.2 and (2) changes in Contractor's costs under Section 3.8.2.3.

SECTION 3.9 SUPERINTENDENT

SECTION 3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

SECTION 3.10 CONTRACTOR'S CONSTRUCTION SCHEDULE

SECTION 3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information and the Construction Manager's approval a Contractor's Construction Schedule for the Work. Such schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project construction schedule to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

SECTION 3.10.2 The Contractor shall cooperate with the Construction Manager in scheduling and performing the Contractor's Work to avoid conflict, delay in or interference with the Work of other Contractors or the construction or operations of the Owner's own forces.

SECTION 3.10.3 The Contractor shall prepare and keep current, for the Construction Manager's and Architect's approval, a schedule of submittals which is coordinated with the Contractor's Construction Schedule and allows the Construction Manager and Architect reasonable time to review submittals.

SECTION 3.10.4 The Contractor shall conform to the most recent schedules.

SECTION 3.11 DOCUMENTS AND SAMPLES AT THE SITE

SECTION 3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Construction Manager and Architect and shall be delivered to the Construction Manager for submittal to the Owner upon completion of the Work.

SECTION 3.12 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

SECTION 3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

SECTION 3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

SECTION 3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

SECTION 3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Section 4.6.12.

SECTION 3.12.5 The Contractor shall review, approve and submit to the Construction Manager, in accordance with the schedule and sequence approved by the Construction Manager, Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents. The Contractor shall cooperate with the Construction Manager in the coordination of the Contractor's Shop Drawings, Product Data, Samples and similar submittals with related documents submitted by other Contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

SECTION 3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Construction Manager and Architect. Such Work shall be in accordance with approved submittals.

SECTION 3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

SECTION 3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Construction Manager's and Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Construction Manager and Architect in writing of such deviation at the time of submittal and the Construction Manager and Architect have given written approval to the specific deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Construction Manager's and Architect's approval thereof.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)


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SECTION 3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Construction Manager and Architect on previous submittals.

SECTION 3.12.10 Informational submittals upon which the Construction Manager and Architect are not expected to take responsive action may be so identified in the Contract Documents.

SECTION 3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Construction Manager and Architect shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

SECTION 3.13 USE OF SITE

SECTION 3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

SECTION 3.13.2 The Contractor shall coordinate the Contractor's operations with, and secure the approval of, the Construction Manager before using any portion of the site.

SECTION 3.14 CUTTING AND PATCHING

SECTION 3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

SECTION 3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner's own forces or of other Contractors by cutting, patching, excavating or otherwise altering such construction. The Contractor shall not cut or otherwise alter such construction by other Contractors or by the Owner's own forces except with written consent of the Construction Manager, Owner and such other Contractors; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the other Contractors or the Owner the Contractor's consent to cutting or otherwise altering the Work.

SECTION 13.5 CLEANING UP

SECTION 13.5.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

SECTION 3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Construction Manager may do so with the Owner's approval and the cost thereof shall be charged to the Contractor.

SECTION 3.16 ACCESS TO WORK

SECTION 3.16.1 The Contractor shall provide the Owner, Construction Manager and Architect access to the Work in preparation and progress wherever located.

SECTION 3.17 ROYALTIES AND PATENTS

SECTION 3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner, Construction Manager and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

SECTION 3.18 INDEMNIFICATION

SECTION 3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, Construction Manager, Architect, Construction Manager's and Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)


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negligent acts of omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity which could otherwise exist as to a party or person described in this Section 3.18.

SECTION 3.18.2 In claims against any person or entity indemnified under this
Section 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Section 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

SECTION 3.18.3 The obligations of the Contractor under this Section 3.18 shall not extend to the liability of the Construction Manager, Architect, their consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Construction Manager, Architect, their consultants, and agents and employees of any of them provided such giving or failure to give is the primary cause of the injury or damage.

ARTICLE 4 ADMINISTRATION OF THE CONTRACT

SECTION 4.1 ARCHITECT

SECTION 4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

SECTION 4.2 CONSTRUCTION MANAGER

SECTION 4.2.1 The Construction Manager is the person or entity identified as such in the Agreement and is referred to throughout the Contractor Documents as if singular in number. The term "Construction Manager" means the Construction Manager or the Construction Manager's authorized representative.

SECTION 4.3 Duties, responsibilities and limitations of authority of the Construction Manager and Architect as set-forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Construction Manager, Architect and Contractor. Consent shall not be unreasonably withheld.

SECTION 4.4 In case of termination of employment of the Construction Manager or Architect, the Owner shall appoint a construction manager or architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former construction manager or architect, respectively.

SECTION 4.5 Disputes arising under Sections 4.3 and 4.4 shall be subject to arbitration.

SECTION 4.6 ADMINISTRATION OF THE CONTRACT

SECTION 4.6.1 The Construction Manager and Architect will provide administration of the Contract as described in the Contract Documents, and will be the Owner's representatives (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the correction period described in Section 12.2. The Construction Manager and Architect will advise and consult with the Owner and will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified by written instrument in accordance with other provisions of the Contract.

SECTION 4.6.2 The Construction Manager will determine in general that the Work is being performed in accordance with the requirements of the Contract Documents, will keep the Owner informed of the progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

SECTION 4.6.3 The Construction Manager will provide for coordination of the activities of other Contractors and of the Owner's own forces with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other Contractors and Construction Manager and Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

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necessary after a joint review and mutual agreement. The construction schedules shall constitute the schedules to be used by the Contractor, other Contractors, the Construction Manager and the Owner until subsequently revised.

SECTION 4.6.4 The Construction Manager will schedule and coordinate the activities of the Contractors in accordance with the latest approved Project construction schedule.

SECTION 4.6.5 The Architect will visit the site at intervals appropriate to the stage of construction to become generally familiar with the progress and quality of the completed Work and to determine in general if the Work is being performed in a manner indicating that the Work, when completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check quality or quantity of the Work. On the basis of on-site observations as an architect, the Architect will keep the Owner informed of progress of the Work, and will endeavor to guard the Owner against defects and deficiencies in the Work.

SECTION 4.6.6 The Construction Manager, except to the extent required by Section 4.6.4, and Architect will not have control over or charge of and will not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Contractors responsibility as provided in Section 3.3, and neither will be responsible for the Contractor's failure to carry out the Work in accordance with the Contract Documents. Neither the Construction Manager nor the Architect will have control over or charge of or be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

SECTION 4.6.7 Communications Facilitating Contract Administration. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall communicate through the Construction Manager, and shall contemporaneously provide the same communications to the Architect. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with other Contractors shall be through the Construction Manager and shall be contemporaneously provided to the Architect.

SECTION 4.6.8 The Construction Manager will review and certify all Applications for Payment by the Contractor, including final payment. The Construction Manager will assemble each of the Contractor's Applications for Payment with similar Applications from other Contractors into a Project Application and Project Certificate for Payment. After reviewing and certifying the amounts due the Contractors, the Construction Manager will submit the Project Application and Project Certificate for Payment, along with the applicable Contractors' Applications and Certificates for Payment, to the Architect.

SECTION 4.6.9 Based on the Architect's observations and evaluations of Contractors' Applications for Payment, and the certifications of the Construction Manager, the Architect will review and certify the amounts due the Contractors and will issue a Project Certificate for Payment.

SECTION 4.6.10 The Architect will have authority to reject Work which does not conform to the Contract Documents, and to require additional inspection or testing, in accordance with Sections 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed, but will take such action only after notifying the Construction Manager. Subject to review by the Architect, the Construction Manager will have the authority to reject Work which does not conform to the Contract Documents. Whenever the Construction Manager considers it necessary or advisable for implementation of the intent of the Contract Documents, the Construction Manager will have authority to require additional inspection or testing of the Work in accordance with Sections 13.5.2. and 13.5.3, whether or not such Work is fabricated, installed or completed. The foregoing authority of the Construction Manager's will be subject to the provisions of Sections 4.6.18 through 4.6.20 inclusive, with respect to interpretations and decisions of the Architect. However, neither the Architect's nor the Construction Manager's authority to act under this Section 4.6.10 nor a decision made by either of them in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect or the Construction Manager to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing any of the Work.

SECTION 4.6.11 The Construction Manager will receive from the Contractor and review and approve all Shop Drawings, Product Data and Samples, coordinate them with information received from other Contractors, and transmit to the

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on
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for resale.

User Notes:                                                          (482810611)


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Architect those recommended for approval. The Construction Manager's actions will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of other Contractors, the Owner, or the Architect.

SECTION 4.6.12 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work of the Contractor or in the activities of the other Contractors, the Owner, or the Construction Manager, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Sections 3.3, 3.5 and
3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, method techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

SECTION 4.6.13 The Construction Manager will prepare Change Orders and Construction Change Directives.

SECTION 4.6.14 Following consultation with the Construction Manager, the Architect will take appropriate action on Change Orders or Construction Change Directives in accordance with Article 7 and will have authority to order minor changes in the Work as provided in Section 7.4.

SECTION 4.6.15 The Construction Manager will maintain at the site for the Owner one record copy of all Contracts, Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record all changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These will be available to the Architect and the Contractor, and will be delivered to the Owner upon completion of the Project.

SECTION 4.6.16 The Construction Manager will assist the Architect in conducting inspections to determine the dates of Substantial Completion and final completion, and will receive and forward to the Architect written warranties and related documents required by the Contract and assembled by the Contractor. The Construction Manager will forward to the Architect a final Project Application and Project Certificate for Payment upon compliance with the requirements of the Contract Documents.

SECTION 4.6.17 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

SECTION 4.6.18 The Architect will interpret and decide matters concerning performance under the requirements of the Contract Documents on written request of the Construction Manager, Owner or Contractor. The Architects response to such requests will be made with reasonable promptness and within any time limits agreed upon. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Section 4.6, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

SECTION 4.6.19 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

SECTION 4.6.20 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

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SECTION 4.7 CLAIMS AND DISPUTES

SECTION 4.7.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

SECTION 4.7.2 Decision of Architect. Claims, including those alleging an error or omission by the Construction Manager or Architect, shall be referred initially to the Architect for action as provided in Section 4.8. A decision by the Architect, as provided in Section 4.8.4, shall be required as a condition precedent to arbitration or litigation of a Claim between the Contractor and Owner as to all such matters arising prior to the date final payment is due, regardless of (1) whether such matters relate to execution and progress of the Work or (2) the extent to which the Work has been completed. The decision by the Architect in response to a Claim shall not be a condition precedent to arbitration or litigation in the event (1) the position of Architect is vacant,
(2) the Architect has not received evidence or has failed to render a decision within agreed time limits, (3) the Architect has failed to take action required under Section 4.8.4 within 30days after the Claim is made, (4) 45 days have passed after the Claim has been referred to the Architect or (5) the Claim relates to a mechanic's lien.

SECTION 4.7.3 Time Limits on Claims. Claims by either party must be made within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be made by written notice. An additional Claim made after the initial Claim has been implemented by Change Order will not be considered unless submitted in a timely manner.

SECTION 4.7.4 Continuing Contract Performance. Pending final resolution of a Claim including arbitration, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

SECTION 4.7.5 Waiver of Claims: Final Payment. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

     .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

     .2 failure of the Work to comply with the requirements of the Contract Documents; or

     .3   terms of special warranties required by the Contract Documents.

SECTION 4.7.6 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Section 4.8.

SECTION 4.7.7 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under
Section 10.3. If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect,
(2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with the procedure established herein.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on
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SECTION 4.7.8 Claims for Additional Time.

SECTION 4.7.8.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

SECTION 4.7.8.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather condition were abnormal for the period of time and could not have been reasonably anticipated, and that weather condition had an adverse effect on the scheduled construction.

SECTION 4.7.9 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Sections 4.7.7 or 4.7.8.

SECTION 4.8 RESOLUTION OF CLAIMS AND DISPUTES

Section 4.8.1 The Architect will review Claims and take one or more of the following preliminary actions within ten days of receipt of a Claim: (1) request additional supporting data from the claimant, (2) submit a schedule to the parties indicating when the Architect expects to take action, (3) reject the Claim in whole or in part, stating reason for rejection, (4) recommend approval of the Claim by the other party or (5) suggest a compromise. The Architect may also, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim.

SECTION 4.8.2 If a Claim has been resolved, the Architect will prepare or obtain appropriate documentation.

SECTION 4.8.3 If a Claim has not been resolved, the party making the Claim shall, within ten days after the Architect's preliminary response, take one or more of the following actions: (1) submit additional supporting data requested by the Architect, (2) modify the initial Claim or (3) notify the Architect that the initial Claim stands.

SECTION 4.8.4 If a Claim has not been resolved after consideration of the foregoing and of further evidence presented by the parties or requested by the Architect, the Architect will notify the parties in writing that the Architect's decision will be made within seven days, which decision shall be final and binding on the parties but subject to arbitration. Upon expiration of such time period, the Architect will render to the parties the Architect's written decision relative to the Claim, including any change in the Contract Sum or Contract Time or both. If there is a surety and there appears to be a possibility of a Contractor's default, the Architect may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

SECTION4.9 ARBITRATION

Section 4.9.1 Controversies and Claims Subject to Arbitration. Any controversy or Claim arising out of or related to the Contract, or the breach thereof, shall be settled by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof, except controversies or Claims relating to aesthetic effect and except those waived as provided for in Section 4.7.5. Such controversies or Claims upon which the Architect has given notice and rendered a decision as provided in Section 4.8.4 shall be subject to arbitration upon written demand of either party. Arbitration may be commenced when 45 days have passed after a Claim has been referred to the Architect as provided in Section
4.7 and no decision has been rendered.

SECTION 4.9.2 Rules and Notices for Arbitration. Claims between the Owner and Contractor not resolved under Section 4.8 shall, if subject to arbitration under
Section 4.9.1, be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect, unless the parties mutually agree otherwise. Notice of demand for arbitration shall be filed in writing with the other party to the Agreement between the Owner and Contractor and with the American Arbitration Association, and copies shall be filed with the Construction Manager and Architect.

SECTION 4.9.3 Contract Performance During Arbitration. During arbitration proceedings, the Owner and Contractor shall comply with Section 4.7.4.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on
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

Section 4.9.4 When Arbitration May Be Demanded. Demand for arbitration of any Claim may not be made until the earlier of (1) the date on which the Architect has rendered a final written decision on the Claim, (2) the tenth day after the parties have presented evidence to the Architect or have been given reasonable opportunity to do so, if the Architect has not rendered a final written decision by that date, or (3) any of the five events described in Section 4.7.2.

Section 4.9.4.1 When a written decision of the Architect states that (1) the decision is final but subject to arbitration and (2) a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand arbitration within said 30 days' period shall result in the Architect's decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supersede arbitration proceedings unless the decision is acceptable to all parties concerned.

Section 4.9.4.2 A demand for arbitration shall be made within the time limits specified in Sections 4.9.1 and 4.9.4 and Section 4.9.4.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Section 13.7.

Section 4.9.5 Limitation on Consolidation or Joinder. No arbitration arising out of or relating to the Contract Documents shall include, by consolidation or joinder or in any other manner, the Construction Manager, the Architect, or the Construction Manager's or Architect's employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Construction Manager, Architect, Owner, Contractor and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, other Contractors as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No persons or entities other than the Owner, Contractor or other Contractors as defined in Section 3.1.2 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a dispute not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

Section 4.9.6 Claims and Timely Assertion of Claims. A party who files a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. When a party fails to include a Claim through oversight, inadvertence or excusable neglect, or when a Claim has matured or been acquired subsequently, the arbitrator or arbitrators may permit amendment.

Section 4.9.7 Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

ARTICLE 5 SUBCONTRACTORS

Section 5.1 DEFINITIONS

Section 5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include other Contractors or subcontractors of other Contractors.

Section 5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

SECTION 5.2 AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

Section 5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Construction Manager for review by the Owner, Construction Manager and Architect the names of persons or entities (including those who are to furnish

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on
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materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Construction Manager will promptly reply to the Contractor in writing stating whether or not the Owner, Construction Manager or Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Construction Manager to reply promptly shall constitute notice of no reasonable objection.

SECTION 5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner; Construction Manager or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

SECTION 5.2.3 If the Owner, Construction Manager or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner, Construction Manager or Architect has no reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

SECTION 5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner, Construction Manager or Architect makes reasonable objection to such change.

SECTION 5.3 SUBCONTRACTUAL RELATIONS

SECTION 5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities which the Contractor, by these Documents, assumes toward the Owner, Construction Manager and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner, Construction Manager and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

SECTION 5.4 CONTINGENT ASSIGNMENT OF SUBCONTRACTS

SECTION 5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

     .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Section 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

     .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

SECTION 5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY OTHER CONTRACTORS

SECTION 6.1 OWNER'S RIGHT TO PERFORM CONSTRUCTION WITH OWN FORCES AND TO AWARD OTHER CONTRACTS

SECTION 6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, which include persons or entities under separate contracts not administered by the Construction Manager. The Owner further reserves the right to award other contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

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SECTION 6.1.2 When the Owner performs construction or operations with the
Owner's own forces including persons or entities under separate contracts not administered by the Construction Manager, the Owner shall provide for coordination of such forces with the Work of the Contractor, who shall cooperate with them.

SECTION 6.1.3 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights, which apply to the Contractor under the Conditions of the Contract including, without excluding others, those stated in this Article 6 and in Articles 3, 10, 11 and 12.

SECTION 6.2 MUTUAL RESPONSIBILITY

SECTION 6.2.1 The Contractor shall afford the Owner's own forces, Construction Manager and other Contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

SECTION 6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner's own forces or other Contractors, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Construction Manager and Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's own forces or other Contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

SECTION 6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

SECTION 6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed construction or partially completed construction or to property of the Owner or other Contractors as provided in Section 10.2.5.

SECTION 6.2.5 Claims and other disputes and matters in question between the Contractor and other Contractors shall be subject to the provisions of Section
4.7 provided the other Contractors have reciprocal obligations.

SECTION 6.2.6 The Owner and other Contractors shall have the same responsibilities for cutting and patching as are described for the Contractor in
Section 3.14.

SECTION 6.3 OWNER'S RIGHT TO CLEAN UP

SECTION 6.3.1 If a dispute arises among the Contractor, other Contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Section 3.15, the Owner may clean up and allocate the cost among those responsible as the Construction Manager, in consultation with the Architect, determines to be just.

ARTICLE 7 CHANGES IN THE WORK

SECTION 7.1 CHANGES

SECTION 7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

SECTION 7.1.2 A Change Order shall be based upon agreement among the Owner, Construction Manager, Architect and Contractor; a Construction Change Directive requires agreement by the Owner, Construction Manager and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

SECTION 7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the work.

AIA Document A201/CMa(TM) - 1992. Copyright(C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not for resale.

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SECTION 7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

SECTION 7.2 CHANGE ORDERS

SECTION 7.2.1 A Change Order is a written instrument prepared by the Construction Manager and signed by the Owner, Construction Manager, Architect and Contractor, stating their agreement upon all of the following:

     .1   a change in the Work;

     .2   the amount of the adjustment in the Contract Sum, if any; and

     .3   the extent of the adjustment in the Contract Time, if any.

SECTION 7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Section 7.3.3.

SECTION 7.3 CONSTRUCTION CHANGE DIRECTIVES

SECTION 7.3.1 A Construction Change Directive is a written order prepared by the Construction Manager and signed by the Owner, Construction Manager and Architect, directing a change in the Work and stating a proposed basis for adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being accordingly.

SECTION 7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

SECTION 7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods;

     .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

     .2 unit prices stated in the Contract Documents or subsequently agreed upon;

     .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

     .4   as provided in Section 7.3.6.

SECTION 7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Construction Manager and Architect of the Contractor's agreement-or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

SECTION 7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

SECTION 7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Construction Manager on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Section 7.3.3.3, the Contractor shall keep and present, in such form as the Construction Manager may prescribe an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Section 7.3.6 shall be limited to the following:

     .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers compensation insurance;

     .2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

     .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute
of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No:1000245581_1 which expires on 6/27/2007, and is not
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     .4   costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

     .5 additional costs of supervision and field office personnel directly attributable to the change.

     .6   costs for preparation shop drawings, engineering & estimating

SECTION 7.3.7 Pending final determination of cost to the Owner, amounts not in dispute may be included in Applications for Payment. The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Construction Manager. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

SECTION 7.3.8 If the Owner and Contractor do not agree with the adjustment in Contract Time or the method for determining it, the adjustment or the method shall be referred to the Construction Manager for determination.

SECTION 7.3.9 When the Owner and Contractor agree with the determination made by the Construction Manager concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately issued through the Construction Manager and shall be recorded by preparation and execution of an appropriate Change Order.

SECTION 7.4 MINOR CHANGES IN THE WORK

SECTION 7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order issued through the Construction Manager and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

ARTICLE 8 TIME

SECTION 8.1 DEFINITIONS

SECTION 8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

SECTION 8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

SECTION 8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Section 9.8

SECTION 8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

SECTION 8.2 PROGRESS AND COMPLETION

SECTION 8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

SECTION 8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operation on the site or elsewhere prior to the effective date of insurance required by Article II to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

SECTION 8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

SECTION 8.3 DELAYS AND EXTENSIONS OF TIME

SECTION 8.3.1 If the Contractor is delayed at any time in progress of the Work by an act or neglect of the Owner's own forces, Construction Manager, Architect, any of the other Contractors or an employee of any of them, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending arbitration, or by other causes which

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No.:1000245581_1 which expires on 6/27/2007, and is not for resale.

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the Architect, based on the recommendation of the Construction Manager, determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

SECTION 8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section 4.7.

SECTION 8.3.3 This Section 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9 PAYMENTS AND COMPLETION

SECTION 9.1 CONTRACT SUM

SECTION 9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

SECTION 9.2 SCHEDULE OF VALUES

SECTION 9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect, through the Construction Manager, a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Construction Manager and Architect may require. This schedule, unless objected to by the Construction Manager or Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

SECTION 9.3 APPLICATIONS FOR PAYMENT

SECTION 9.3.1 At least fifteen days before the date established for each progress payment, the Contractor shall submit to the Construction Manager an itemized Application for Payment for Work completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner, Construction Manager or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents.

SECTION 9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

SECTION 9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

SECTION 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

SECTION 9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

SECTION 9.4 CERTIFICATES FOR PAYMENT

SECTION 9.4.1 The Construction Manager will assemble a Project Application for Payment by combining the Contractor's applications with similar applications for progress payments from other Contractors and, after certifying the amounts due on such applications, forward them to the Architect within seven days.

SECTION 9.4.2 Within seven days after the Architect's receipt of the Project Application for Payment, the Construction Manager and Architect will either issue to the Owner a Project Certificate for Payment, with a copy to the Contractor, for such amount as the Construction Manager and Architect determine is properly due, or notify the Contractor and Owner in writing of the Construction Manager's and Architect's reasons for withholding certification

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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in whole or in part as provided in Section 9.5.1. Such notification will be forwarded to the Contractor by the Construction Manager.

SECTION 9.4.3 The issuance of a separate Certificate for Payment or a Project Certificate for Payment will constitute representations made separately by the Construction Manager and Architect to the Owner, based on their individual observations at the site and the data comprising the Application for Payment submitted by the Contractor, that the Work has progressed to the point indicated and that, to the best of the Construction Manager's and Architect's knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Construction Manager or Architect. The issuance of a separate Certificate for Payment or a Project Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a separate Certificate for Payment or a Project Certificate for Payment will not be a representation that the Construction Manager or Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed the Contractor's construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

SECTION 9.5 DECISIONS TO WITHHOLD CERTIFICATION

SECTION 9.5.1 The Construction Manager or Architect may decide not to certify payment and may withhold Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Construction Manager's or Architect's opinion the representations to the Owner required by
Section 9.4.3 cannot be made. If the Construction Manager or Architect is unable to certify payment in the amount of the Application, the Construction Manager or Architect will notify the Contractor and Owner as provided in Section 9.4.2. If the Contractor, Construction Manager and Architect cannot agree on a revised amount, the Construction Manager and Architect will promptly issue a Certificate for Payment for the amount for which the Construction Manager and Architect are able to make such representations to the Owner. The Construction Manager or Architect may also decide not to certify payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Construction Manager's or Architect's opinion to protect the Owner from loss because of:

     .1   defective Work not remedied;

     .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

     .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

     .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

     .5   damage to the Owner or another contractor;

     .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay: or

     .7 persistent failure to carry out the Work in accordance with the Contract Documents.

SECTION 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

SECTION 9.6 PROGRESS PAYMENTS

SECTION 9.6.1 After the Construction Manager and Architect have issued a Project Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Construction Manager and Architect.

SECTION 9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No.1000245581_1 which expires on 6/27/2007, and is not for resale.

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SECTION 9.6.3 The Construction Manager will, on request, furnish to a
Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Owner, Construction Manager and Architect on account of portions of the Work done by such Subcontractor.

SECTION 9.6.4 Neither the Owner, Construction Manager nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

SECTION 9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

SECTION 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

SECTION 9.7 FAILURE OF PAYMENT

SECTION 9.7.1 If, through no fault of the Contractor, 1) the Construction Manager and Architect do not issue a Project Certificate for Payment within fourteen days after the Construction Manager's receipt of the Contractor's Application for Payment or 2) the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Construction Manager and Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contractor Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, which shall be accomplished as provided in Article 7.

SECTION 9.8 SUBSTANTIAL COMPLETION

SECTION 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so the Owner can occupy or utilize the Work for its intended use.

SECTION 9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor and Construction Manager shall jointly prepare and submit to the Architect a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the list, the Architect, assisted by the Construction Manager, will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. The Contractor shall then submit a request for another inspection by the Architect, assisted by the Construction Manager, to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate.

SECTION 9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor and certification by the Construction Manager and Architect, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

SECTION 9.9 PARTIAL OCCUPANCY OR USE

SECTION 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Section 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments,

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor and Construction Manager shall jointly prepare and submit a list to the Architect as provided under Section 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect after consultation with the Construction Manager.

SECTION 9.9.2 Immediately prior to such partial occupancy or use, the Owner, Construction Manager, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

SECTION 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

SECTION 9.10 FINAL COMPLETION AND FINAL PAYMENT

SECTION 9.10.1 Upon completion of the Work, the Contractor shall forward to the Construction Manager a written notice that the Work is ready for final inspection and acceptance and shall also forward to the Construction Manager a final Contractor's Application for Payment. Upon receipt, the Construction Manager will forward the notice and Application to the Architect who will promptly make such inspection. When the Architect, based on the recommendation of the Construction Manager, finds the Work acceptable under the Contract Documents and the Contract fully performed, the Construction Manager and Architect will promptly issue a final Certificate for Payment stating that to the best of their knowledge, information and belief, and on the basis of their observations and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in said final Certificate is due and payable. The construction Manager's and Architect's final Certificate for Payment will constitute a further representation that conditions listed in Section 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

SECTION 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect through the Construction Manager (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or other wise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

SECTION 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Construction Manager and Architect so confirm, the Owner shall, upon application by the Contractor and certification by the Construction Manager and Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect through the Construction Manager prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of Claims. The making of final payment shall constitute a waiver of Claims by the Owner as provided in Section 4.4.5.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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SECTION 9.10.4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Section 4.7.5.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

SECTION 10.1 SAFETY PRECAUTIONS AND PROGRAMS

SECTION 10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Contractor shall submit the Contractor's safety program to the Construction Manager for review and coordination with the safety programs of other Contractors.

SECTION 10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner, Construction Manager and Architect in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect on which arbitration has not been demanded, or by arbitration under Article 4.

SECTION 10.1.3 The Contractor shall not be required pursuant to Article 7 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).

SECTION 10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Construction Manager, Architect, their consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Section 10.1.4.

SECTION 10.1.5 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner, Construction Manager and Architect in writing. The Owner, Contractor, Construction Manager and Architect shall then proceed in the same manner described in Section 10.1.2.

SECTION 10.1.6 The Owner shall be responsible for obtaining the services of a licensed laboratory to verify a presence or absence of material or substance reported by the Contractor and, in the event such material or substance is found to be Present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor, Construction Manager and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task or removal or safe containment of such material or substance. The Contractor, the Construction Manager and the Architect will promptly rely to the Owner in writing starting whether or not any of them has reasonable objection to the persons or entities proposed by the Owner. If the Contractor, Construction Manager or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor, the Construction Manager and the Architect have no reasonable objection.

SECTION 10.2 SAFETY OF PERSONS AND PROPERTY

SECTION 10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

     .1   employees on the Work and other persons who may be affected thereby;

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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     .2   the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors;

     .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction; and

     .4   construction or operations by the Owner or other Contractors.

SECTION 10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

SECTION 10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performances of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warning against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

SECTION 10.2.4 When use for storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

SECTION 10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2,10.2.l.3 and 10.2.1.4 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Sections 10.2.1.2,10.2.1.3 and 10.2.1.4, except damage or loss attributable to acts or omissions of the Owner, Construction Manager or Architect or anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Section 3.18.

SECTION 10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner, Construction Manager and Architect.

SECTION 10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

SECTION 10.3 EMERGENCIES

SECTION 10.3.1 In an emergency affecting safety or persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of timer claimed by the Contractor on account of an emergency shall be determined as provided in
Section 4.7 and Article 7.

ARTICLE 11 INSURANCE AND BONDS

SECTION 11.1 CONTRACTOR'S LIABILITY INSURANCE

SECTION 11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

     .1 claims under workers compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

     .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

     .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

     .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Contractor, or (2) by another person;

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)

     .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

     .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

     .7 claims involving contractual liability insurance applicable to the Contractor's obligations under Section 3.18.

SECTION 11.1.2 The insurance required by Section 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

SECTION 11.1.3 Certificates of insurance acceptable to the Owner shall be submitted to the Construction Manager for transmittal to the Owner with a copy to the Architect prior to commencement of the Work. These certificates and the insurance policies required by this Section 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Section 9.10.2. Information concerning reduction of coverage shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

SECTION 11.2 OWNER'S LIABILITY INSURANCE

SECTION 11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance, Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

SECTION 11.3 PROPERTY INSURANCE

SECTION 11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis without voluntary deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Section 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Section 11.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Work.

SECTION 11.3.1.1 Property insurance shall be on an "all-risk" policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, falsework, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

SECTION 11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the Owner shall bear all reasonable costs properly attributable thereto.

SECTION 11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the Owner or insurer increase the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)


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

insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles.

SECTION 11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

SECTION 11.3.1.5 The insurance required by this Section 11.3 is not intended to cover machinery, tools or equipment owned or rented by the Contractor which are utilized in the performance of the Work but not incorporated into the permanent improvements. The Contractor shall, at the Contractor's own expense, provide insurance coverage for owned or rented machinery, tools or equipment which shall be subject to the provisions of Section 11.3.7.

SECTION 11.3.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Construction Manager, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

SECTION 11.3.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property including consequential losses due to fire or other hazards however caused.

SECTION 11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

SECTION 11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section 11.3.7 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

SECTION 11.3.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Section 11.3. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor.

SECTION 11.3.7 Waivers of Subrogation. The Owner and Contractor waive all rights against each other and against the Construction Manager, Architect, Owner's other Contractors and own forces described in Article 6, if any and the subcontractors, sub-subcontractors, consultants, agents and employees of any of them, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Section 11.3 or other property insurance applicable to the Work, except such rights as the Owner and Contractor may have to the proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Construction Manager, Construction Manager's consultants, Architect, Architect's consultants, Owner's separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees, of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

SECTION 11.3.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section 11.3.10. The Contractor shall pay Subcontractors their just shares of

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)
insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

SECTION 11.3.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Section
4.9. If after such loss no other special agreement is made, replacement of damaged property shall be covered by appropriate Change Order.

SECTION 11.3.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power, if such objection be made, arbitrators shall be chosen as provided in Section
4.9. The Owner as fiduciary shall, in that case, make settlement with insurers in accordance with directions of such arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

SECTION 11.3.11 Partial occupancy or use in accordance with Section 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

SECTION 11.4 PERFORMANCE BOND AND PAYMENT BOND

SECTION 11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

SECTION 11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds, covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or sha1l permit a copy to be made.

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK

SECTION 12.1 UNCOVERING OF WORK

SECTION 12.1.1 If a portion of the Work is covered contrary to the Construction Manager's or Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by either, be uncovered for their observation and be replaced at the Contractor's expense without change in the Contract Time.

SECTION 12.1.2 If a portion of the Work has been covered which the Construction Manager or Architect has not specifically requested to observe prior to its being covered, the Construction Manager or Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Document, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such work is not in accordance with the Contract Documents, the Contractor shall pay such costs unless the condition was caused by the Owner or one of the other Contractors in which event the Owner shall be responsible for payment of such costs.

SECTION 12.2 CORRECTION OF WORK

SECTION 12.2.1 The Contractor shall promptly correct Work rejected by the Construction Manager or Architect or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Construction Manager's and Architect's services and expenses made necessary thereby.

SECTION 12.2.2 If, within one year after the date of Substantial Completion of the Work or designated portion thereof, or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. This period of one year shall be extended with respect to portions of Work first performed after Substantial

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on
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Completion by the period of time between Substantial Completion and the actual performance of the Work. This obligation under this Section 12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition.

SECTION 12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

SECTION 12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Section 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect issued through the Construction Manager, the Owner may remove it and store the salvable materials or equipment at the Contractor's expenses. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by the Contractor, including compensation for the Construction Manager's and Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

SECTION 12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction whether completed or partially completed, of the Owner or other Contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

SECTION 12.2.6 Nothing contained in this Section 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Section 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

SECTION 12.3 ACCEPTANCE OF NONCONFORMING WORK

SECTION 12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS

SECTION 13.1 GOVERNING LAW

SECTION 13.1.1 The Contract shall be governed by the law of the place where the Project is located.

SECTION 13.2 SUCCESSORS AND ASSIGNS

SECTION 13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

SECTION 13.3 WRITTEN NOTICE

SECTION 13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

SECTION 13.4 RIGHTS AND REMEDIES

SECTION 13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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                                                                              41

SECTION 13.4.2 No action or failure to act by the Owner, Construction Manager, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

SECTION 13.5 TESTS AND INSPECTIONS

SECTION 13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Construction Manager and Architect timely notice of when and where tests and inspections are to be made so the Construction Manager and Architect may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

SECTION 13.5.2 If the Construction Manager, Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section 13.5.1, the Construction Manager and Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Construction Manager and Architect of when and where tests and inspections are to be made so the Construction Manager and Architect may observe such procedures. The Owner shall bear such costs except as provided in Section 13.5.3.

SECTION 13.5.3 If such procedures for testing, inspection or approval under Sections 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Construction Manager's and Architect's services and expenses.

SECTION 13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Construction Manager for transmittal to the Architect.

SECTION 13.5.5 If the Construction Manager or Architect is to observe tests, inspections or approvals required by the Contract Documents, the Construction Manager or Architect will do so promptly and, where practicable, at the normal place of testing.

SECTION 13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

SECTION 13.6 INTEREST

SECTION 13.6.1 Payment due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

SECTION 13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

SECTION 13.7.1 As between the Owner and Contractor:

     .1 Before Substantial Completion. As to acts or failures to act occuring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

     .2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, and applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

     .3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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                                                                              42
          run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Section 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Section 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT

SECTION 14.1 TERMINATION BY THE CONTRACTOR

SECTION 14.1.1 The Contract may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

     .1 issuance of an order of a court or other public authority having jurisdiction;

     .2 an act of government, such as a declaration of national emergency, making material unavailable;

     .3 because the Construction Manager or Architect has not issued a Certificate for payment and has not notified the Contractor of the reason for withholding certification as provided in Section 9.4.2, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents;

     .4 if repeated suspensions, delays or interruptions by the Owner as described in Section 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

     .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Section 2.2.1.

SECTION 14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

SECTION 14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner, Construction Manager and Architect, terminate the Contract and recover from the Owner as provided in Section 14.1.2.

SECTION 14.2 TERMINATION BY THE OWNER FOR CAUSE

SECTION 14.2.1 The Owner may terminate the Contract if the Contractor:

     .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

     .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

     .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

     .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

SECTION 14.2.2 When any of the above reasons exist, the Owner, after consultation with the Construction Manager, and upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

     .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

     .2   accept assignment of subcontracts pursuant to Section 5.4; and

     .3 finish the Work by whatever reasonable method the Owner may deem expedient

SECTION 14.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

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                                                                              43

SECTION 14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Construction Manager's and Architect's services and expenses made necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall, upon application, be certified by the Architect after consultation with the Construction Manager, and this obligation for payment shall survive termination of the Contract.

SECTION 14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

SECTION 14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

SECTION 14.3.2 An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

     .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

     .2 that an equitable adjustment is made or denied under another provision of this Contract.

SECTION 14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.

AIA Document A201/CMa(TM) - 1992. Copyright (C) 1992 by The American Institute of Architects. All rights reserved. WARNING: This AIA(R) Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA(R) Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:21:49 on 12/14/2006 under Order No. 1000245581_1 which expires on 6/27/2007, and is not for resale.

User Notes:                                                          (482810611)


                                                                              44